UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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NANOSPHERE, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than Registrant)

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NANOSPHERE, INC.

4088 Commercial Avenue

Northbrook, Illinois 60062

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held September 30, 2015

To the Stockholders of Nanosphere, Inc.:

The Board of Directors cordially invites you to attend our annual meeting of stockholders on Wednesday, September 30, 2015, at 1:00 p.m. Central Daylight Time (the “Annual Meeting”) at The Hyatt Regency O’Hare, 9300 Bryn Mawr Avenue, Rosemont, IL 60018 for the following purposes:

•

Proposal No. 1 – to elect six directors to serve until our next annual meeting of stockholders in 2016 and until their successors are elected and qualified or their earlier resignation, removal, disqualification or death;

•

Proposal No. 2 – to consider and vote, on an advisory basis, for the adoption of a resolution approving the compensation of our named executive officers, as such compensation is described under the “Compensation Discussion and Analysis” and “Executive Compensation” sections of this proxy statement;

•	Proposal No. 3 – to ratify the Audit Committee’s selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015;

•

Proposal No. 4 – to consider and vote upon the adoption of an amendment to our 2014 Long-Term Incentive Plan to increase the number of shares of common stock authorized for issuance thereunder from 250,000 to 1,250,000; and

•	to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on August 12, 2015 will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. If you wish to attend the Annual Meeting in person, please bring with you the admission ticket attached to the proxy card or other proof of your share ownership as of the record date (examples of acceptable evidence of share ownership are described in the attached proxy statement). Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented. To ensure that your vote is counted, you are urged to vote by proxy via mail, telephone or the Internet as described on the enclosed proxy card. Proxies or voting cards delivered to you by or for brokers or fiduciaries should be returned as requested by them. Prompt return of proxies will save the expense involved in further communication. Voting by mail, telephone or Internet will not limit your right to vote in person or to attend the Annual Meeting, but will ensure your representation if you cannot attend. Your proxy is revocable at any time prior to its use.

By order of the Board of Directors,

Farzana Moinuddin Secretary, Nanosphere, Inc.
August 19, 2015 Northbrook, Illinois

NANOSPHERE, INC.

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD SEPTEMBER 30, 2015

The Board of Directors of Nanosphere, Inc., a Delaware corporation (“Nanosphere,” “we,” “us,” “our” or the “Company”), hereby solicits your proxy for use at the 2015 annual meeting of stockholders to be held on Wednesday, September 30, 2015, at 1:00 p.m. Central Daylight Time (the “Annual Meeting”) at The Hyatt Regency O’Hare, 9300 Bryn Mawr Avenue, Rosemont, IL 60018, and at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement, notice and proxy card are first being mailed to stockholders of record as of August 12, 2015 on or about August 19, 2015.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on September 30, 2015: This Proxy Statement and the Company’s 2014 Annual Report to Stockholders are available online at http://www.nanosphere.us/investors/annual-reports.

If you complete your proxy by mail, telephone or Internet, you appoint Michael K. McGarrity, Kenneth Bahk, and Farzana Moinuddin, or any of them, as your lawful attorneys-in-fact and your proxies, with full power of substitution, at the Annual Meeting and any adjournment(s) or postponement(s) thereof, with all powers that you would possess if personally present at the Annual Meeting. Your proxies will vote your shares as you instruct. If you sign and return your proxy, but fail to instruct how to vote your shares, Mr. McGarrity, Mr. Bahk, or Ms. Moinuddin will vote your shares in favor of the slate of directors nominated by the Board of Directors (Proposal No. 1), “for” the approval of the compensation of our named executive officers (Proposal No. 2), “for” the ratification of Deloitte & Touche LLP as our independent registered public accounting firm (Proposal No. 3), and “for” the approval of the amendment to our 2014 Long-Term Incentive Plan (Proposal No. 4). This way your shares will be voted whether or not you attend. We recommend that you vote by proxy in advance of the Annual Meeting even if you plan to attend just in case your plans change and you are unable to attend. If you are the beneficial owner of your shares that are held in street name, you must provide your broker with a properly executed proxy card and voting instructions in order for your shares to be voted in connection with Proposal Nos. 1, 2, and 4.

The Board of Directors does not know of any matters to be presented at the Annual Meeting other than those listed on the notice and described in this proxy statement. If a matter comes up for vote that is not covered by your proxy, your proxies will vote your shares in accordance with their judgment if you have completed your proxy card and authorized them to do so.

The Board of Directors encourages you to attend the Annual Meeting in person. No matter what method you use to vote, if you decide to change your vote, you may revoke your proxy any time before your vote is cast at the annual meeting by (i) giving written notice of revocation to the Secretary of Nanosphere; (ii) if you voted by telephone or Internet, by submitting a new vote by telephone or Internet (your latest telephone or Internet vote is counted); (iii) submitting a signed proxy bearing a date later than the date of the prior proxy; or (iv) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, in itself, constitute revocation of your proxy.

Our principal executive offices are located at 4088 Commercial Avenue, Northbrook, Illinois 60062, and our telephone number is (847) 400-9000.

PURPOSE OF THE MEETING

At our Annual Meeting, stockholders will be asked to consider and vote upon the following matters:

•

Proposal No. 1 – to elect six directors to serve until our next annual meeting of stockholders in 2016 and until their successors are elected and qualified or their earlier resignation, removal, disqualification or death;

•

Proposal No. 2 – to consider and vote, on an advisory basis, for the adoption of a resolution approving the compensation of our named executive officers, as such compensation is described under the “Compensation Discussion and Analysis” and “Executive Compensation” sections of this proxy statement;

•	Proposal No. 3 – to ratify the Audit Committee’s selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015;

•

Proposal No. 4 – to consider and vote upon the adoption of an amendment to our 2014 Long-Term Incentive Plan to increase the number of shares of common stock authorized for issuance thereunder from 250,000 to 1,250,000; and

•	to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

INFORMATION ABOUT THE ANNUAL MEETING

Who is entitled to vote?

The record date for the Annual Meeting is August 12, 2015. Only stockholders of record at the close of business on that date are entitled to vote at the Annual Meeting. For more information, see the description of shares eligible to vote under the heading “Voting Rights of Common Stockholders” below.

Am I entitled to vote if my shares are held in “street name”?

Yes, if a bank or brokerage firm holds your shares in street name for you, you are considered the “beneficial owner” of the shares. If your shares are held in street name, these proxy materials are being forwarded to you by your bank or brokerage firm (the “record holder”), along with a voting instruction card. As the beneficial owner, you have the right to direct the record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions.

What if I do not give my bank or brokerage firm voting instructions for my shares held in “street name”?

If you do not give instructions to your bank or brokerage firm, it will nevertheless be entitled to vote your shares in its discretion on “routine matters.” For purposes of this Annual Meeting, the Company has determined that the ratification of the appointment of its independent auditors (Proposal 3) is a routine matter. However, absent your instructions, the record holder will not be permitted to vote your shares on a non-routine matter, which are referred to as “broker non-votes,” properly brought before the meeting. Broker non-votes (shares held by brokers that do not have discretionary authority to vote on the matter and have not received voting instructions from their clients) are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that proposal. Pursuant to Section 957 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, SEC Rules thereunder, and rules of the NASDAQ Capital Market and New York Stock Exchange applicable to broker dealers, the election of directors at the Annual Meeting (Proposal No. 1), the advisory vote to approve executive compensation (Proposal No. 2), and the approval of the amendment to our 2014 Long-Term Incentive Plan (Proposal No. 4) are non-routine matters. Accordingly, you must provide voting instructions to your broker in accordance with the voting instruction card that you will receive from your broker in order for your shares to be voted with respect to Proposal Nos. 1, 2, or 4.

May I attend the annual meeting if I hold my shares in “street name”?

As the beneficial owner of shares, you are invited to attend the Annual Meeting. If you are not a record holder, however, you may not attend the meeting or vote your shares in person at the meeting unless you obtain a proxy, executed in your favor, from the record holder of your shares. See “Who can attend the meeting?” below.

How many shares must be present to hold the meeting?

A quorum must be present at the meeting for any business to be conducted at the Annual Meeting. At any meeting of stockholders, the holders of a majority in voting power of all issued and outstanding stock entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum for the transaction of business. Proxies received but marked as abstentions or treated as broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting for quorum purposes.

What if a quorum is not present at the meeting?

If a quorum is not present or represented at the Annual Meeting, then the Chairman of the meeting or the holders of a majority in voting power of the stock entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. If a quorum initially is present at the Annual Meeting, the stockholders may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, but if a quorum is not present at least initially, no business other than adjournment may be transacted.

The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice may be given.

How do I vote if I am a registered stockholder?

1.        You may vote by mail.  If you are a registered stockholder (that is, if you hold your stock directly and not in street name), you may vote by mail by completing, signing and dating the accompanying proxy card and returning it in the enclosed postage prepaid envelope. Your proxy will then be voted at the annual meeting in accordance with your instructions.

2.        You may vote in person at the meeting.  If you are a registered stockholder and attend the meeting (please remember to bring your admission ticket or other acceptable evidence of stock ownership as of the record date), you may deliver your completed proxy card in person.

How do I vote if I hold my shares in “street name”?

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a voting card and voting instructions with these proxy materials from that organization rather than from Nanosphere. Your bank or broker may permit you to vote your shares electronically by telephone or on the Internet. A large number of banks and brokerage firms participate in programs that offer telephone and Internet voting options. If your shares are held in an account at a bank or brokerage firm that participates in such a program, you may vote those shares electronically by telephone or on the Internet by following the instructions set forth on the voting form provided to you by your bank or brokerage firm.

These Internet and telephone voting procedures, which comply with Delaware law, are designed to authenticate stockholders’ identities, allow stockholders to vote their shares and confirm that stockholders’ votes have been recorded properly. Stockholders voting via either telephone or the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that must be borne by the stockholder using such services. Also, please be aware that Nanosphere is not involved in the operation of these voting procedures and cannot take responsibility for any access, Internet or telephone service interruptions that may occur or any inaccuracies, erroneous or incomplete information that may appear.

Who can attend the meeting?

Only stockholders eligible to vote or their authorized representatives will be admitted to the Annual Meeting. If you are a stockholder of record and plan to attend the Annual Meeting, you must detach and bring with you the stub portion of your proxy card, which is marked “Admission Ticket.” You must also bring a valid government-issued photo identification, such as a driver’s license or a passport.

If your shares are held in street name and you wish to attend the meeting and/or vote in person, you must bring your broker or bank voter instruction card and a proxy, executed in your favor, from your broker or bank. In addition, you must bring valid government-issued photo identification, such as a driver’s license or a passport.

Security measures will be in place at the meeting and briefcases, handbags and packages are subject to inspection. No cameras or recording devices of any kind, or signs, placards, banners or similar materials, may be brought into the meeting. Anyone who refuses to comply with these requirements will not be admitted or, if admitted, will be required to leave.

Can I change my vote after I submit my proxy?

Yes, you may revoke your proxy and change your vote any time before your vote is cast at the meeting:

•	by submitting another properly completed proxy card with a later date;

•	by changing your vote submitted by telephone or on the Internet (your latest telephone or Internet vote is counted); or

•

if you are a registered stockholder, by giving written notice of such revocation to the Secretary of Nanosphere prior to or at the meeting. If notice is to be given prior to the meeting, please send it to: Nanosphere, Inc., 4088 Commercial Avenue, Northbrook, Illinois 60062, Attention: Farzana Moinuddin. Your attendance at the meeting itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote in person at the meeting.

Who will count the votes?

Our transfer agent, American Stock Transfer & Trust Company, will tabulate and certify the votes. A representative of the transfer agent will serve as the inspector of election.

How does the Board of Directors recommend that I vote on the proposals?

The Board of Directors recommends that you vote:

•	FOR the election of the six nominees to the Board of Directors;

•	FOR the advisory approval of compensation of our named executive officers;

•	FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015; and

•	FOR the approval of the amendment to our 2014 Long-Term Incentive Plan to increase the number of shares of common stock authorized for issuance thereunder from 250,000 to 1,250,000.

What if I do not specify how my shares are to be voted?

If you submit a duly executed proxy but do not indicate any voting instructions, your shares will be voted:

•	FOR the election of the six nominees to the Board of Directors;

•	FOR the advisory approval of compensation of our named executive officers;

•	FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015; and

•	FOR the approval of the amendment to our 2014 Long-Term Incentive Plan to increase the number of shares of common stock authorized for issuance thereunder from 250,000 to 1,250,000.

Will any other business be conducted at the meeting?

We are not aware of any other business that will be presented at the meeting. If any other matter properly comes before the stockholders for a vote at the meeting, however, your proxy (one of the individuals named on your proxy card) will vote your shares in accordance with his best judgment if you so authorize.

How many votes are required to elect the director nominees (Proposal No. 1)?

At all meetings of stockholders for the election of directors at which a quorum is present, a plurality of the votes cast shall be sufficient to elect each such director standing for election. This means that the six nominees will be elected if they receive more affirmative votes than any other person. If you vote “Withheld” with respect to one or more nominees, your shares will not be voted with respect to the person or persons indicated, although they will be counted for purposes of determining whether there is a quorum.

What happens if a nominee is unable to stand for election?

If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holder will vote your shares for the substitute nominee, unless you have withheld authority.

How many votes are required to approve, on an advisory basis, the compensation of our named executive officers (Proposal No. 2)?

Proposal No. 2 requires the affirmative vote of the holders of a majority in voting power of the stock present in person or represented by proxy and entitled to vote on the subject matter to approve, on an advisory basis, the compensation of our named executive officers.

How many votes are required to approve the ratification of the appointment of Deloitte & Touche LLP as Nanosphere’s independent registered public accounting firm (Proposal 3)?

Proposal No. 3 requires the affirmative vote of the holders of a majority in voting power of the stock present in person or represented by proxy and entitled to vote on the subject matter to approve the ratification of the appointment of Deloitte & Touche LLP as Nanosphere’s independent registered public accounting firm.

How many votes are required to approve the amendment to Nanosphere’s 2014 Long-Term Incentive Plan (Proposal 4)?

Proposal No. 4 requires the affirmative vote of the holders of a majority in voting power of the stock present in person or represented by proxy and entitled to vote on the subject matter to approve the amendment to our 2014 Long-Term Incentive Plan to increase the number of shares of common stock authorized for issuance thereunder from 250,000 to 1,250,000.

How will abstentions and broker non-votes be treated?

Shares voting “abstain” have no effect on the outcome of the matters covered by Proposal Nos. 1 and 2. For the ratification of the appointment of our independent registered public accounting firm (Proposal No. 3) and the approval of the amendment to our 2014 Long-Term Incentive Plan (Proposal No. 4), abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote. Broker non-votes will be treated as shares present for quorum purposes, but not entitled to vote, and will have no effect on the outcome of the matters covered by Proposal Nos. 1, 2 and 4.

VOTING RIGHTS OF COMMON STOCKHOLDERS

The Board of Directors has fixed the close of business on August 12, 2015 as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. Holders of record of our common stock, $0.01 par value (the “Common Stock”) at the close of business on the record date will be entitled to vote together as a single class on all matters that come before the Annual Meeting. At the close of business on the record date, there were issued and outstanding 7,383,652 shares of Common Stock (representing 7,383,652 votes), each of which is entitled to vote at the Annual Meeting.

The presence, in person or represented by proxy, of the holders of a majority of the outstanding shares of Common Stock, as a single class, represented in person or by proxy, constitutes a quorum for the transaction of business at the Annual Meeting.

PROPOSAL 1

ELECTION OF DIRECTORS

Information about the Nominees

Your vote is requested in favor of six directors to serve until the next annual meeting of stockholders and until their successors are elected and qualified or their earlier resignation, removal, disqualification or death. After ten years of dedicated service as a director of the Company, André de Bruin declined to stand for reelection to the Board of Directors at the Annual Meeting, and his term as a director will expire at the Annual Meeting. The Board of Directors anticipates that it will reduce the size of the Board of Directors from seven to six directors at the Annual Meeting.

The Board of Directors, pursuant to the recommendation of the Company’s corporate governance and nominating committee, has selected the six persons listed below as nominees. The table below sets forth the names and principal occupation of each of the nominees. A summary of the background and experience of each of these individuals is set forth after the table.

Name	Age	Current Occupation

Michael K. McGarrity	52	President, Chief Executive Officer, Director

Lorin J. Randall	72	Chairman of the Board

Gene Cartwright, Ph.D.	61	Director

Erik Holmlin, Ph.D.	47	Director

Michael J. Ward	43	Director

Kristopher A. Wood	43	Director

Michael K. McGarrity.   Mr. McGarrity joined Nanosphere in 2005 as Chief Marketing Officer and was appointed as the Company’s President and Chief Executive Officer and elected to the Board of Directors in February 2013. Mr. McGarrity, who has more than 25 years of sales and marketing experience in the medical device industry, joined the Company after 13 years with Stryker Corporation. At Stryker, he served in leadership roles in marketing and strategic development, most recently as vice president of marketing for Stryker Instruments, a $700 million division of the $4.3 billion Stryker Corporation. In this position, Mr. McGarrity’s marketing and business development acumen guided the company into markets such as post-operative pain management, waste management and interventional pain management. McGarrity is a graduate of the University of Notre Dame and began his career in commercial banking in Chicago. Based on Mr. McGarrity’s extensive marketing and industry experience and Company-specific knowledge and strategic perspective possessed by Mr. McGarrity as its President and Chief Executive Officer, the Board of Directors concluded that Mr. McGarrity has the requisite experience, qualifications, attributes and skill necessary to serve as a member of the Board of Directors.

Gene Cartwright, Ph.D.   Dr. Gene Cartwright was elected to the Nanosphere Board of Directors in June 2013. In January 2014, Dr. Cartwright was appointed chief executive officer of Guided Therapeutics, a privately held cancer diagnostics company. From March 2008 through March 2013, Dr. Carwright served as chief executive officer of Omnyx, LLC, a Joint Venture between GE Healthcare and the University of Pittsburgh Medical Center focused on the field of digital pathology. Prior to that, he was president of Molecular Diagnostics at GE Healthcare. He started his career at Abbott Labs in the Diagnostics Division where he worked for 24 years including a position as divisional vice president of US Marketing and VP/GM of Abbott Molecular Diagnostics. He graduated from Dartmouth College and received a Ph.D. in chemistry from Stanford University. He has a Masters in Management from Northwestern University’s Kellogg School of Management. Based on Dr. Cartwright’s background in leading diagnostics and healthcare companies, the Board of Directors concluded that Dr. Cartwright has the requisite experience, qualifications, attributes and skill necessary to serve as a member of the Board of Directors.

Erik Holmlin, Ph.D.   Dr. Erik Holmlin was elected to the Nanosphere Board of Directors in June 2013. Dr. Holmlin has two decades of experience in the life science and health care industries. He is currently president and chief executive officer of BioNano Genomics, a commercial stage venture-backed startup leading the introduction of a proprietary platform for genome mapping based on single molecule detection of extremely long read lengths. Dr. Holmlin also currently serves as a director of Xagenic, a privately held molecular diagnostics company, and Applied Proteomics, Inc., a privately held protein biomarker company. Before joining BioNano Genomics, he served as president and chief executive officer of GenVault Corporation, a life science company bringing innovative solutions to biosample management. He also served as an entrepreneur in residence (EIR) at Domain Associates, LLC, a leading dedicated life science venture-capital firm. Prior to these roles, Dr. Holmlin was chief commercial officer at Exiqon A/S. In 2001, Dr. Holmlin led the formation of GeneOhm Sciences, Inc., for which, over a span of 5 years, he was director of chemistry, senior technology director, vice president of technology and business development, and vice president of marketing. He orchestrated GeneOhm’s acquisition in 2006 by Becton Dickinson and then served BD as vice president of marketing and development. Dr. Holmlin holds MBA degrees from the Haas School of Business at UC Berkeley and the Columbia University School of Business, a Ph.D. in chemistry from Caltech, and an AB degree in chemistry from Occidental College. Based on Dr. Holmlin’s background in leading scientific and healthcare companies, the Board of Directors concluded that Dr. Holmlin has the requisite experience, qualifications, attributes and skill necessary to serve as a member of the Board of Directors.

Lorin J. Randall.   Mr. Randall has served as a member of our Board of Directors and the chairman of the Audit Committee since 2008 and was appointed Chairman of the Board in July 2015. Mr. Randall is a financial consultant and also serves on the boards of the following healthcare companies: Athersys, Inc. and Acorda Therapeutics, Inc. Mr. Randall previously served as senior vice president-chief financial officer of Eximias Pharmaceutical Corporation, a development stage provider of oncology therapeutics. Mr. Randall held the same position at i-STAT Corporation, a manufacturer of medical diagnostic devices, which was acquired by

Abbott Laboratories in 2004. His career also includes senior management positions at CFM Technologies, a semiconductor manufacturing equipment company; Greenwich Pharmaceutical Corporation, a development stage provider of immune system disease therapeutics; and Surgilase, a provider of surgical lasers to hospitals and clinics. Mr. Randall received a B.S. in accounting from The Pennsylvania State University and an M.B.A. from Northeastern University. Based on Mr. Randall’s background as a financial consultant, executive and director at diagnostic and other healthcare companies, as well as his expertise in finance, accounting, internal controls and enterprise risk, the Board of Directors concluded that Mr. Randall has the requisite experience, qualifications, attributes and skill necessary to serve as a member of the Board of Directors.

Michael J. Ward.   Mr. Ward was elected to our Board of Directors in February 2013. Mr. Ward served as vice president at Lurie Investments, Inc. from September 2009 to January 2013 and as a director of investments from January 2013 to September 2013 where he was responsible for managing investment activities. Prior to joining Lurie Investments, Mr. Ward gained over 15 years of investment banking experience at Credit Suisse, Prudential Securities, Dresdner Kleinwort Wasserstein, BMO and Leerink Swann. Mr. Ward is a member of the board of directors of CytoPherx, Inc., an acute renal failure-focused therapeutic medical device company based in Ann Arbor, MI, and Aperion Biologics, Inc., an orthobiologics medical device company based in San Antonio, TX. Based on Mr. Ward’s familiarity with the Company as a former member of the investment team at Lurie Investments and his investment banking experience, the Board of Directors concluded that Mr. Ward has the requisite experience, qualifications, attributes and skill necessary to serve as a member of the Board of Directors.

Kristopher A. Wood.   Mr. Wood was elected to our Board of Directors in August 2014. Mr. Wood is currently the sole member of Highline Partners, LLC, a consultancy through which he serves in the capacity of chief investment officer at Lurie Holdings, Inc. and as Special Advisor on strategic matters to New Page Corporation and its board of directors. Prior to forming Highline Partners, from 2009 to 2011, Mr. Wood served as head of strategy and corporate development at WorldColor Press, Inc. Mr. Wood served from 2007 to 2009 as an associate at MidOcean Partners, a private equity investment firm based in New York and London. Mr. Wood also served as chief acquisitions officer for Glenayre Inc., and as managing director for mergers and acquisitions and venture capital at Vertis Holdings, Inc. and its predecessor, Big Flower Holdings, Inc. Mr. Wood received a BS in Economics from the Wharton School of the University of Pennsylvania. Based on Mr. Wood’s private equity and portfolio management experience, the Board of Directors concluded that Mr. Wood has the requisite experience, qualifications, attributes and skill necessary to serve as a member of the Board of Directors.

Each of the above nominees has indicated a willingness to serve. Should any nominee become unavailable prior to the Annual Meeting, your proxy will vote your shares for the person or persons recommended by the Board of Directors to the extent you authorize. If you sign and return your proxy (whether by mail, telephone or Internet) your shares will be voted for the director slate nominated by the Board of Directors except to the extent that you withhold authority for any nominee(s). The affirmative vote of a plurality of the shares present in person or represented by proxy at the meeting and entitled to vote is required to elect the six nominees as directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT

YOU VOTE IN FAVOR OF THE ABOVE NOMINEES FOR

ELECTION TO THE BOARD OF DIRECTORS.

Board of Directors; Committees

During the fiscal year ended December 31, 2014 (“Fiscal Year 2014”), the Board of Directors held a total of eleven in-person or telephonic board meetings. All of our director nominees have agreed, if elected at the Annual Meeting, to serve from the Annual Meeting until the next annual meeting of stockholders in 2016 and until their successors have been duly elected and qualified or their earlier resignation, removal, disqualification or death. There are no arrangements between any director or executive officer and any other person pursuant to which the director or officer is to be selected as such. There is no family relationship between the directors, executive officers or persons nominated or appointed by the Board of Directors to become directors or executive officers. Current directors Gene Cartwright, Ph.D., André de Bruin, Erik Holmlin, Ph.D., Lorin J. Randall, Michael J. Ward and Kristopher A. Wood are “independent” in accordance with the rules of the NASDAQ Capital Market.

Each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of all committees of the Board of Directors on which he or she served for Fiscal Year 2014.

The Board of Directors has an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee. The function, composition, and number of meetings of each of these committees are described below.

Audit Committee

André de Bruin, Lorin J. Randall and Michael J. Ward currently serve on our Audit Committee. Mr. Randall is the chairman of our Audit Committee. The Board of Directors has determined that each of Mr. de Bruin, Mr. Randall and Mr. Ward is “independent” pursuant to Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board of Directors shall designate a substitute member to replace Mr. de Bruin on the Audit Committee after the Annual Meeting. We believe that the composition of our Audit Committee meets the requirements for independence and financial sophistication under the current requirements of the NASDAQ Capital Market and SEC rules and regulations. In addition, the Board of Directors has determined that Mr. Randall qualifies as an “audit committee financial expert” as defined under the Exchange Act, and the applicable rules of the NASDAQ Capital Market.

The Audit Committee’s responsibilities include, but are not limited to:

•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•	pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

•	reviewing, discussing with management and the independent registered public accounting firm and approving our annual and quarterly financial statements and related disclosure;

•	coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;

•

establishing policies and procedures for the receipt and retention of confidential, anonymous submissions by our employees regarding questionable accounting, internal control, financial disclosure or auditing related complaints and concerns; and

•	preparing the report of the Audit Committee required by SEC rules to be included in our annual proxy statement.

The Audit Committee held a total of four meetings in person or by written consent in Fiscal Year 2014. Our Audit Committee’s charter can be found on our website at http://www.nanosphere.us in the “Investor Relations/Media” section under the heading “Corporate Governance.” Any amendments to this charter shall be posted to the website promptly upon adoption by the Audit Committee.

Compensation Committee

André de Bruin, Gene Cartwright, Ph.D. and Kristopher A. Wood currently serve on the Compensation Committee. Dr. Cartwright is the chair of our Compensation Committee. The Board of Directors shall designate a substitute member to replace Mr. de Bruin on the Compensation Committee after the Annual Meeting. We believe that the composition of our Compensation Committee meets the requirements for independence under the current requirements of the NASDAQ Capital Market and those requirements that will be effective as of the date of the Annual Meeting, the requirements for non-employee directors under the Exchange Act, and the requirements for outside directors under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

The Compensation Committee’s responsibilities include, but are not limited to:

•	annually reviewing and approving corporate goals and objectives relevant to compensation of our Chief Executive Officer;

•

evaluating the performance of our Chief Executive Officer in light of such corporate goals and objectives and reviewing and recommending the compensation of our Chief Executive Officer to the Board of Directors;

•

annually reviewing and approving corporate goals and objectives and determining the compensation of our named executive officers, other than the Chief Executive Officer, relevant to compensation of our other executive officers;

•	overseeing and administering our compensation, welfare, benefit and pension plans and similar plans;

•	engaging, compensating and evaluating the independence of outside professional advisors to the Compensation Committee, and assessing and resolving any conflicts of interests of any such advisors; and

•	reviewing and making recommendations to the Board of Directors with respect to director compensation.

The Compensation Committee held a total of two meetings in person or by written consent in Fiscal Year 2014. Our Compensation Committee’s charter can be found on our website at http://www.nanosphere.us in the “Investor Relations/Media” section under the heading “Corporate Governance.” Any amendments to this charter shall be posted to the website promptly upon adoption by the Compensation Committee.

Corporate Governance and Nominating Committee

Michael J. Ward, Erik Holmlin, Ph.D. and Lorin J. Randall serve on the Corporate Governance and Nominating Committee. Mr. Ward is the chair of our Corporate Governance and Nominating Committee. We believe that the composition of our Corporate Governance and Nominating Committee meets the requirements for independence under the current requirements of the NASDAQ Capital Market.

The Corporate Governance and Nominating Committee’s responsibilities include, but are not limited to:

•	developing and recommending to the Board of Directors criteria for membership on the Board of Directors and its committees;

•	establishing procedures for identifying and evaluating director candidates including nominees recommended by stockholders;

•	identifying individuals qualified to become members of the Board of Directors;

•	recommending to the Board of Directors the persons to be nominated for election as directors and to each of the committees of the Board of Directors;

•	developing and recommending to the Board of Directors a code of business conduct and ethics; and

•	overseeing the evaluation of the Board of Directors and management.

The Corporate Governance and Nominating Committee will consider recommendations for director candidates submitted in good faith by stockholders. A stockholder recommending an individual for consideration by the Corporate Governance and Nominating Committee must provide (i) evidence of ownership of shares of the Company’s Common Stock, (ii) the written consent of the candidate(s) for nomination as a director, (iii) a resume or other written statement of the qualifications of the candidate(s) and (iv) all information regarding the candidate(s) that would be required to be disclosed in a proxy statement filed with the SEC if the candidate(s) were nominated for election to the Board of Directors, including, without limitation, name, age, business and residence address and principal occupation or employment during the past five years. Stockholders should send the required information to the Company at 4088 Commercial Avenue, Northbrook, Illinois 60062, Attention: Farzana Moinuddin. In order for a stockholder’s nomination of a candidate for nomination as a director to be valid, under the Company’s amended and restated by-laws notice of such nomination must be received by the Corporate Governance and Nominating Committee no more than 120 days and no less than 90 days prior to the one year anniversary of the previous year’s annual meeting date.

The Corporate Governance and Nominating Committee evaluates all candidates for nomination, whether identified by the committee or proposed by a stockholder, by considering a number of criteria, which include the candidate’s reputation, integrity, business acumen, diligence, experience, age, potential conflicts of interest, the ability to act in the interests of all stockholders, and the perceived need of the Board of Directors. Although the Corporate Governance and Nominating Committee does not have a formal diversity policy, it endeavors to comprise the Board of Directors of members with a broad mix of professional and personal backgrounds. Thus, the Corporate Governance and Nominating Committee accords some weight to the individual professional background and experience of each director. Further, in considering nominations, the Corporate Governance and Nominating Committee takes into account how a candidate’s professional background would fit into the mix of experiences represented by the then-current Board of Directors. When evaluating a nominee’s overall qualifications, the Corporate Governance and Nominating Committee does not assign specific weights to particular criteria, and no particular criterion is necessarily required of all prospective nominees.

In Fiscal Year 2014 the Corporate Governance and Nominating Committee acted to approve the slate of nominees for election to the Board of Directors at the Company’s annual meeting of stockholder on May 28, 2014 during a meeting of the full Board of Directors. The Corporate Governance and Nominating Committee held two meetings in person or by written consent in Fiscal Year 2014. Our Corporate Governance and Nominating Committee’s charter can be found on our website at http://www.nanosphere.us in the “Investor Relations/Media” section under the heading “Corporate Governance.” Any amendments to this charter shall be posted to the website promptly upon adoption by the Corporate Governance and Nominating Committee.

Corporate Governance

Code of Business Conduct and Ethics

We maintain a Code of Business Conduct and Ethics and an Anti-Corruption, Bribery and Compliance Policy (collectively, our “Ethics Policies”) applicable to all of our employees, officers and directors. Our Ethics Policies can be found on our website at http://www.nanosphere.us in the “Investor Relations/Media” section under the heading “Corporate Governance.” Any amendments to or waivers from our Ethics Policies shall be posted to our website within four business days in accordance with paragraph (c) of Item 5.05 of Form 8-K.

Communications with the Board of Directors

The Board of Directors has provided a procedure for stockholders or other persons to send written communications to the Board of Directors, any of its committees or any of the directors individually, including complaints to the Audit Committee regarding accounting, internal accounting controls, or auditing matters. Stockholders may send written communications to the board, the appropriate committee or any of the directors by certified mail only, c/o Farzana Moinuddin, Nanosphere, Inc., 4088 Commercial Avenue, Northbrook, Illinois 60062. All such written communications will be compiled by the Chief Financial Officer and promptly submitted to the Board of Directors, a committee of the Board of Directors or the individual directors, as appropriate. These communications will be retained with Nanosphere’s corporate records.

Director Attendance at Annual Meeting of Stockholders

We do not have a formal policy regarding attendance by directors at our annual meeting of stockholders but invite and encourage all directors to attend. All seven of our then directors attended our 2014 annual meeting of stockholders on May 28, 2014. We make every effort to schedule our annual meeting of stockholders at a time and date to permit attendance by directors, taking into account the directors’ schedules and the timing requirements of applicable law.

Board Leadership Structure

Currently, the Company has separated the roles of Chief Executive Officer and Chairman of the Board, who is an independent director. The Company believes that at this time the separation of these roles permits the Chairman of the Board to focus on oversight of the Company’s long-term corporate development goals while the Chief Executive Officer focuses on the strategic direction of the Company and oversees the day to day performance of the other executive officers in executing the Company’s business plan. Executive sessions of the Board of Directors consisting only of non-management directors are held periodically as determined by the non-management directors. Such Executive sessions typically occur immediately prior to and following regularly scheduled meetings of the Board of Directors, and may occur at any additional times and places as the non-management directors may determine.

Pursuant to authority vested in the Audit Committee of the Board of Directors pursuant to its charter, the Audit Committee is responsible for overseeing the Company’s financial risk exposure and assisting the Board of Directors in overseeing the Company’s risk assessment and risk management policies and procedures. The Audit Committee discharges its risk oversight responsibilities as part of its quarterly reviews of the Company’s quarterly and annual financial statements by discussing with management, the Company’s independent auditors and outside legal counsel the Company’s risk profile and its financial risk exposure and assisting the Board of Directors with respect to risk mitigation policies and procedures as determined by the Board of Directors. In addition, the Compensation Committee has assessed the Company’s compensation programs as described under “Compensation Risk Assessment” in this Proxy Statement.

Policies and Procedures for Related Party Transactions

Our Audit Committee charter provides that our Audit Committee must review and approve in advance any related party transaction. All of our directors, officers and employees are required to report to our Audit Committee any such related party transaction for approval prior to its completion. In approving or rejecting a proposed related party transaction, our Audit Committee shall consider the relevant facts and circumstances available and deemed relevant to the Audit Committee, including, but not limited to, the risks, costs and benefits to us, the terms of the transaction and the impact on a director’s independence. Our Audit Committee shall approve only those related party transactions that, in the light of known circumstances, are consistent with, our best interests, as our Audit Committee determines in the good faith exercise of its discretion. A related party transaction includes any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, the amount involved exceeds $120,000, and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness, and employment by us of a related person.

In addition, any related person transaction previously approved by the Audit Committee or otherwise already existing that is ongoing in nature will be reviewed by the Audit Committee on an ongoing basis to ensure that such related person transaction has been conducted in accordance with the previous approval granted by the Audit Committee, if any, and that all required disclosures regarding the related person transaction are made. No such transactions were approved during fiscal 2014.

Compensation Risk Assessment

In setting compensation, the Compensation Committee considers the risks to the Company’s stockholders and the achievement of its goals that may be inherent in its compensation programs. The Compensation Committee conducted a risk assessment of the Company’s compensation programs, including its executive compensation programs. The Compensation Committee reviewed and discussed its assessment with management and outside legal counsel and concluded that the Company’s compensation programs are within industry standards and are designed with the appropriate balance of risk and reward to align employees’ interests with those of the Company and do not incentivize employees to take unnecessary or excessive risks. Although a portion of our executives’ and employees’ compensation is performance-based and “at risk,” we believe our compensation plans are appropriately structured and are not reasonably likely to result in a material adverse effect on the Company.

Information about Executive Officers and Key Employees

The table below sets forth the names and ages of our executive officers and key employees, as well as the positions and offices held by such persons as of July 31, 2015. A summary of the background and experience of each of these individuals is set forth after the table. For biographical information for Michael K. McGarrity, please see “Election of Directors - Information about the Nominees” above.

Name	Age	Position with Nanosphere

Michael K. McGarrity	52	President and Chief Executive Officer

Farzana Moinuddin	41	Acting Principal Financial Officer, Interim Chief Accounting Officer, and Secretary

Kenneth Bahk, PhD	41	Chief Strategy Officer

Farzana Moinuddin   Ms. Moinuddin was appointed as Nanosphere’s Acting Principal Financial Officer and Interim Chief Accounting Officer effective June 12, 2015. Ms. Moinuddin joined Nanosphere on May 7, 2014 as Accounting Manager. Prior to joining Nanosphere, from 2005 to 2014, Ms. Moinuddin served in various roles at Stericycle, Inc., including Field Accounting Manager and Corporate Finance Manager. Ms. Moinuddin earned her Bachelors of Science in Accounting from University of Phoenix and her Masters of Business Administration from Northern Illinois University.

Kenneth Bahk, PhD   Dr. Ken Bahk joined Nanosphere in April 2013 as Chief Strategy Officer after serving as a Director of Investments at Lurie Investments focused on diagnostics and life sciences. He also serves as a director of Geneweave Biosciences, a privately held molecular diagnostics company. Dr. Bahk has been active in leadership positions for the premier diagnostic and molecular diagnostic organizations, and most recently was Chair of Strategic Opportunities for the Association for Molecular Pathology, a committee charged with understanding key molecular diagnostic and pathology market drivers and trends. He is a member of the American Association of Clinical Chemistry, the American Society for Microbiology and the Association for Molecular Pathology. He received a Ph.D. in biochemistry and molecular biology and an MS in neurobiology and physiology from Northwestern University, and an MBA from the Kellogg School of Management.

Compensation Discussion and Analysis

Overview of Compensation Program

The Compensation Committee of the Board of Directors is responsible for establishing and implementing our compensation philosophy, as detailed below. The Compensation Committee reviews and approves all of our compensation policies, including executive officer salaries, bonuses and equity incentive compensation. The Compensation Committee ensures that the total compensation paid to the executive officers is fair, reasonable, competitive, and includes incentives that are designed to appropriately drive corporate performance.

The Compensation Committee reviews and approves the annual compensation for our executive officers, other than our Chief Executive Officer, with respect to whom the Compensation Committee reviews and recommends the compensation for approval by the Board of Directors, which approval was obtained with respect to all 2014 compensation of our Chief Executive Officer. The Compensation Committee may retain the services of an independent compensation consultant or research firm with respect to compensation of all named executive officers, but did not do so in 2014. However, in April 2015, the Compensation Committee engaged Arnosti Consulting, Inc. as an independent compensation consultant (the “Compensation Consultant”) to assist with reviewing the Company’s executive compensation. In addition, the Compensation Committee considers recommendations from the Chief Executive Officer.

Overview of Compensation Philosophy and Objectives

The compensation of our executive officers is based in part on the terms of the employment agreements that we entered into with each of our named executive officers. In addition, our “pay-for-performance” philosophy is among the fundamental tenets of our executive compensation program. We have adopted an approach to compensation comprised of a mix of short-term and long-term components that are designed to provide proper incentives and to reward our executive officers.

Our intent regarding the compensation of our executive officers is to provide salary levels and compensation incentives that:

•	are competitive within the life sciences and medical technology industries;

•	attract and retain talented and experienced executives;

•	motivate our executives to manage our business to meet our short-term and long-term business objectives;

•	align the interests of our executives and stockholders by motivating the executives to increase stockholder value; and

•	tie executive compensation to the achievement of certain short-term and long-term corporate objectives.

Compensation Policies and Procedures

Our Compensation Committee is responsible for administering our compensation practices. Our Compensation Committee was appointed by our Board of Directors, and consists entirely of directors who are “outside directors” for purposes of Section 162(m) of the Code, and non-employee directors for purposes of Rule 16b-3 under the Exchange Act. Our Compensation Committee members are André de Bruin, Gene Cartwright, Ph.D. and Michael J. Ward, with Dr. Cartwright as our Compensation Committee chair. The Board of Directors shall designate a substitute member to replace Mr. de Bruin on the Compensation Committee after the Annual Meeting. Our Compensation Committee holds meetings as necessary throughout the year.

Within the context of the overall objectives of our executive compensation philosophy, the Compensation Committee determines the specific types and amounts of compensation to be paid to each of our named executive officers based on a number of factors including:

•	the roles and responsibilities of our executives;

•	the individual experience and skills of, and expected contributions from, our executives;

•	compensation levels of executive officers at peer companies in the life sciences and medical technology industries; and

•	our executives’ historical compensation at the Company.

When discussing performance evaluations and setting new compensation levels, the Compensation Committee will review and consider recommendations from the Chief Executive Officer regarding the performance and contributions of the other named executive officers. In its sole discretion, the Compensation Committee may accept or reject, in whole or in part, the recommendations of the Chief Executive Officer. For 2014, the Compensation Committee evaluated executive officer compensation levels by considering the Company’s overall performance and that of our Chief Executive Officer, and input from our Chief Executive Officer with respect to the performance and individual contributions of the other named executive officers. Our Chief Executive Officer does not participate in discussions about the amount of his own compensation. With the exception of our Chief Executive Officer, the Compensation Committee has the final authority regarding the overall compensation for the executive officers. In the case of our Chief Executive Officer, the Compensation Committee evaluates our Chief Executive Officer’s performance and contributions and recommends compensation levels to the Board of Directors. In its sole discretion, the Board of Directors may accept or reject, in whole or in part, the recommendations of the Compensation Committee with respect to our Chief Executive Officer’s overall compensation. Our Chief Executive Officer, who also is a director of the Company, does not participate in deliberations by the Board of Directors regarding his compensation. For 2014, the Board of Directors reviewed and accepted all of the recommendations of the Compensation Committee for the compensation of the Chief Executive Officer.

Stockholder Say-on-Pay Advisory Vote

The Compensation Committee balances the interests of stockholders, regulators, and other interested parties. In 2014, we sought a stockholder say-on-pay advisory vote regarding executive compensation, and approximately 90% of the votes cast were in favor of our executive compensation. The Compensation Committee viewed this vote as supportive of the Company’s overall approach to executive compensation. Due to such strong stockholder support, we did not make any material changes to our compensation policies in 2014. In accordance with the stockholder advisory vote at our 2011 annual meeting of stockholders, we intended to continue seeking a stockholder say-on-pay advisory vote regarding executive compensation on an annual basis.

Elements of Compensation

The compensation of our named executive officers consists primarily of five components:

•	base salary;

•	annual incentive cash bonuses;

•	equity-based incentives

•	other benefits; and

•	severance and termination protection, in the case of some, but not all of our executive officers.

In general, total compensation is geared to be sufficient to attract and retain excellent talent. In determining the adjustments to the compensation of our executive officers for the fiscal year ended December 31, 2014, we relied on the experience of the members of our Compensation Committee who serve on the boards of directors for other similar companies, and we annually take into account the performance of each executive officer, their contributions toward the Company’s success, and the Company’s growth and stage of development.

We use a mix of short-term compensation (base salaries and cash incentive bonuses) and long-term compensation (equity incentive compensation) to provide a total compensation structure that is designed to achieve our pay-for-performance philosophy and our compensation objectives. We discuss each of the principal elements of our executive compensation in detail below.

Annual Cash Compensation

Base Salary

In general the base salaries are designed to provide a consistent base of income and to attract the appropriate level of talent. Our executive base salaries reflect (1) the initial base salaries that we negotiated with each of them at the time of their initial employment or promotion to their current positions; (2) in the case of Mr. McGarrity, an increase in his base salary based on his additional responsibilities upon his promotion as President and Chief Executive Officer on February 8, 2013; and (3) our subsequent adjustments to these amounts, generally between 0% and 3% each year, are primarily attributable to the Company’s annual performance and any changes in our executives’ roles and responsibilities.

The following table presents base annual salaries for our named executive officers in 2014 and 2015:

	2014	2015

Michael K. McGarrity, President and Chief Executive Officer	$330,000	$330,000
J. Roger Moody, Jr., As Chief Financial Officer through February 11, 2015	$310,000	$310,000
Kenneth Bahk, Ph.D., Chief Strategy Officer	$310,000	$310,000

The base salaries of our executive officers are reviewed annually. We may also increase the base salary of an executive officer at other times if a change in the scope of the officer’s responsibilities justifies such consideration.

Annual Incentive Compensation

Annual incentive awards are designed to reward near-term operating performance and the achievement of milestones critical to our success in both the near and the long-term. Consistent with our emphasis on pay-for-performance, we have adopted an executive incentive bonus program. Executive officers will have an opportunity to earn bonuses based on the attainment of Company performance goals and a subjective analysis of individual performance that contributes to the attainment of those goals. The target bonuses and our establishment of business goals for the Company reinforces three of our compensation goals - namely, to motivate our executives toward even higher achievement and business results, to tie our executives’ goals and interests to ours and our stockholders’ and to enable us to attract and retain highly qualified individuals.

Since inception of our executive incentive bonus program in 2003, our employment offer letters to the executive officers provide for participation in this incentive program and establish the target bonus amounts which are initially set in the employment offer letters but are subject to adjustment by the Compensation Committee. The target bonuses merely reflect an opportunity to receive the specified award, conditioned upon satisfaction of Company performance goals, but are not guarantees for their payout. Under our executive incentive bonus program, we may elect to not pay all or a portion of the target bonus regardless of whether the Company performance goals are fully or partially achieved. This was the case for 2014 when the Compensation Committee elected in early 2015 to pay no bonuses to the executive officers for 2014 performance. The ultimate payout is determined by the Compensation Committee based on its assessment of the Company’s performance goals in light of strategic and operational priorities of the Company. This assessment includes a subjective analysis of individual performance that contributed to the achievement of those goals, and our Chief Executive Officer’s recommendations with respect to the contributions and performance of the other named executive officers. In the case of our Chief Executive Officer’s bonus, the ultimate payout is determined by the Board of Directors after reviewing the recommendation of the Compensation Committee.

The Board of Directors determines the target bonus opportunity for our Chief Executive Officer after reviewing the recommendation of the Compensation Committee, and the Compensation Committee determines the target bonus amounts for the other named executive officers, during a given year, as further incentives to motivate our executives to meet our business objectives. For 2014, the Board of Directors reviewed and accepted the recommendation of the Compensation Committee and set Mr. McGarrity’s target bonus opportunity at 100% of base salary. For 2014, the Compensation Committee considered Mr. McGarrity’s input with respect to the other two named executive officers and set all other named executive officers’ 2014 target bonus opportunity at 35% of base salary. The target bonuses are reflective of our historical emphasis on performance-based compensation. This approach to compensation is consistent with our overall pay-for-performance philosophy.

With respect to the Company performance goals, our Chief Executive Officer, in consultation with the other executive officers, develops performance goals for the Company and submits the recommended goals for the approval of the Compensation Committee. In its sole discretion, the Compensation Committee may accept or reject, in whole or in part, the Company performance goals recommended by our Chief Executive Officer. For 2014, the Compensation Committee reviewed and accepted the Company performance goals that Mr. McGarrity recommended. In 2014, the Company performance goals were as follows:

•	Financial performance: Achieving revenue and product cost and cash management targets;

•	Product development and commercialization: Submission of respiratory expanded clearance and submission of yeast and parasite panels; and

•	Identification of next generation platform prototype and menu identification.

All of these performance goals require the application of subjective judgment and are considered by the Compensation Committee in the context of the Company’s overall progress with respect to its business plan, the commercialization status of its products and sales, and the overall strategic and operational priorities of the Company. Therefore, their outcomes are substantially uncertain at the time established. At the close of the performance period, our Chief Executive Officer assesses achievement of the Company performance goals, discusses with the Compensation Committee both that assessment and the contributions of each of the named executive officers toward achievement of the Company performance goals, and submits recommendations for bonus payouts for the approval of the Compensation Committee. The Compensation Committee discusses and reviews our Chief Executive

Officer’s assessment of the achievement of the Company performance goals, his own individual achievements and the contributions and individual performance of the other named executive officers, and in its sole discretion may accept or reject, in whole or in part, the recommendations of our Chief Executive Officer. For 2014, the goals were not met and based on the recommendation of the Chief Executive Officer, the Compensation Committee determined that no bonuses be paid to any named executive officers for 2014.

For our Chief Executive Officer, the Compensation Committee and Board of Directors retains the right to modify the portion of the target bonus to be paid to our Chief Executive Officer based on the Compensation Committee’s subjective analysis of the attainment of the Company performance goals and of the Chief Executive Officer’s contribution toward achievement of those goals. This process enables the Compensation Committee to more closely align the Chief Executive Officer’s performance with the operation and strategic priorities of the Company, which can change from year to year and even during the course of any given year. At the end of every fiscal year, the Compensation Committee assesses the achievement of the Company performance goals and reports to the Board of Directors its assessment and bonus recommendations with respect to the Chief Executive Officer. In its sole discretion, the Board of Directors may accept or reject, in whole or in part, the bonus recommendations of the Compensation Committee. For 2014, the Board of Directors reviewed and accepted the Compensation Committee’s recommendation to not pay any bonus with respect to the Chief Executive Officer.

In 2014, the target bonus amounts and actual payouts were as follows:

	Annual Target	Payout

Michael K. McGarrity President and Chief Executive Officer	$330,000	$0
J. Roger Moody, Jr. Chief Financial Officer through February 11, 2015	$110,000	$0
Kenneth Bahk, Ph.D. Chief Strategy Officer	$110,000	$0

The Compensation Committee determined not to award any bonuses to the named executive officers for 2014 by assessing the Company’s progress toward the achievement of the 2014 Company performance goals. The Compensation Committee noted that achievement of goals does not automatically result in a partial or 100% payout nor does failure to achieve any goals automatically result in no payout. However, the Compensation Committee was of the view that the Company’s near-term operational performance was below expectation and the Company’s current stock price demonstrated the market’s disappointment with the Company’s performance in 2014. Accordingly, the Compensation Committee determined that the Company and its named executive officers should be awarded no bonus for 2014. The Compensation Committee retains complete and absolute discretion to differentiate among the executive officers with respect to the portion of the target bonus paid to any executive officer based on the Compensation Committee’s subjective analysis of performance and our Chief

Executive Officer’s input with respect to the other named executive officers. For 2014 bonuses, the Compensation Committee made its compensation determinations based the overall progress with respect to the strategic and operational priorities of the Company, including the perception in the market that the Company did not achieve expectations in 2014. Final decision making authority with respect to all compensation decisions for the Chief Executive Officer rests with the Board of Directors, which takes into account the recommendations of the Compensation Committee with respect to the Chief Executive Officer.

Equity Incentive Compensation

We grant equity incentive awards in the form of stock options and restricted stock awards to align the interests of our executive officers with the interests of our stockholders. Our decisions regarding the amount and type of equity incentive compensation and relative weighting of these awards among total executive compensation have been initially based on our negotiations with our executives in connection with their initial employment or promotion by our Company.

We have typically made grants of equity incentive awards to our executive officers on a periodic basis. All such grants are reviewed and approved by the Compensation Committee. Awards to our Chief Executive Officer are approved by the Compensation Committee and are subject to approval by the Board of Directors. The date of grant and the fair market value of the awards are established on the date of final approval by the Compensation Committee, or by the Board of Directors in the case of an award to our Chief Executive Officer, in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification (“ASC”) 718, “Compensation - Stock Compensation.” Such fair market value is defined in our 2007 Long-Term Incentive Plan (the “2007 Plan”) and our 2014 Long-Term Incentive Plan (the “2014 Plan”) to mean the closing market price of a share of our common stock on the date of the grant, as reported on the NASDAQ Capital Market for periods subsequent to our initial public offering. We do not have any program, plan or practice of setting the exercise price at a price less than fair market value of our common stock on the grant date. We do not have any program, plan or obligation that requires us to grant equity compensation on specified dates to our named executive officers.

In 2014, we did not grant any equity compensation awards to our executive officers.

Other Compensation

All of our executive officers are eligible for benefits offered to employees generally, including life, health, disability and dental insurance and participation in our 401(k) plan. We intend to continue to maintain our current benefits for our executive officers. The Compensation Committee in its discretion may revise, amend or add to the executive officers’ benefits and perquisites if it deems it advisable. We do not believe it is necessary for the attraction or retention of executive talent to provide executive officers with a substantial amount of compensation in the form of perquisites. In 2014, no such perquisites were provided.

Post-Employment Severance and Change in Control Benefits as of December 31, 2014

Mr. McGarrity

As of December 31, 2014 in the event Mr. McGarrity was terminated for reasons other than for cause, he would have been entitled to a lump sum severance payment equivalent to six months’ base salary plus a prorated annual bonus.

Mr. Moody

Mr. Moody voluntarily resigned as Chief Financial Officer on February 11, 2015 and did not receive any severance compensation or benefits.

Dr. Bahk

As of December 31, 2014 Dr. Bahk did not have any special severance arrangements. Accordingly, based on our standard policy, upon a termination for cause, without cause, in connection with a change in control or any other reason as of December 31, 2014, Dr. Bahk would have received his accrued salary, earned bonus, unreimbursed expenses and other entitlements to the date of termination.

The post-employment severance benefits for our executive officers as of December 31, 2014 are quantified in the “Estimate of Post-Employment Payments” table.

Accounting and Tax Considerations

Effective January 1, 2005, we adopted, on a prospective basis, the fair value provisions of SFAS 123(R), “Share-Based Payment,” or SFAS 123(R). Under SFAS 123(R), the estimated fair value of options granted, net of forfeitures expected to occur during the vesting period, is amortized as compensation expense on a straight line basis over the vesting period of the options.

We generally intend for our executive compensation program to comply with Section 162(m) of the Code, as well as Code Section 409A. The Compensation Committee intends for all compensation paid to the named executive officers to be tax deductible to us pursuant to Section 162(m) of the Code. Under Section 162(m) of the Code, compensation paid to the named executive officers in excess of $1,000,000 cannot be deducted by us for federal income tax purposes, unless such amounts satisfy the performance-based exception to the deduction disallowance.

Section 409A of the Code addresses certain non-qualified deferred compensation benefits payable to our executives and provides that if such benefits do not comply with Section 409A, they will be taxable in the first year they are not subject to a substantial risk of forfeiture. In such case, our executives would be subject to regular federal income tax, interest and an additional federal income tax of 20% of the benefit includable in income. We have generally designed our executive compensation plans and agreements in a manner that complies with Section 409A.

We have granted stock options as incentive stock options in accordance with Section 422 of the Code subject to the volume limitations contained in the Code. Generally, the exercise of an incentive stock option does not trigger any recognition of income or gain to the holder. If the stock is held until at least one year after the date of exercise (or two years from the date the option is granted, whichever is later), all of the gain on the sale of the stock, when recognized for income tax purposes will be capital gain, rather than ordinary income to the recipient. Consequently, we do not receive a tax deduction. For stock options that do not qualify as incentive stock options, we are entitled to a tax deduction in the year in which the stock options are exercised equal to the spread between the exercise price and the fair market value of the stock for which the stock option was exercised. The holders of the non-qualified stock options are generally taxed on this same amount in the year of exercise.

SUMMARY COMPENSATION TABLE

The following summary compensation table sets forth certain information with respect to compensation for the years ended December 31, 2012, 2013 and 2014 earned by or paid to our Chief Executive Officer, Chief Financial Officer and Chief Strategy Officer as of December 31, 2014, who are referred to as the named executive officers.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Other Comp ($)	Total ($)
Michael K. McGarrity, President and Chief Executive Officer (1)	2014	330,000	—	—	—	—	330,000
	2013	330,000	—	1,186,800	1,153,072	—	2,669,872
	2012	298,453	—	—	339,447	—	637,900
J. Roger Moody, Jr., Chief Financial Officer (2)	2014	310,000	—	—	—	—	310,000
	2013	310,000	73,142	323,600	384,357	—	1,091,099
	2012	303,966	—		339,447	—	643,413
Kenneth Bahk, Ph.D., Chief Strategy Officer	2014	310,000	—	—	—	—	310,000
	2013	211,039	—	377,400	576,536	—	1,164,975
	2012	—	—	—	—	—	—

(1)	Mr. McGarrity also served as a director. A director who is an employee does not receive payment for service as a director.

(2)	Mr. Moody resigned as Chief Financial Officer on February 11, 2015.

Grants of Plan-Based Awards

The Compensation Committee established the management incentive bonus program, in which the Compensation Committee establishes performance targets for the named executive officers for the year, the results of which are substantially uncertain at the time they are established. The Compensation Committee retains the right to modify performance targets or apply greater emphasis to some targets over others, in order to more closely align the executive officers’ performance with the operation and strategic priorities of the Company, which can change from year to year and even during the course of any given year. At the end of the every fiscal year, the Compensation Committee assesses the achievement of the performance targets and reports its findings and bonus recommendations to the Board of Directors.

Pursuant to our management incentive bonus program we did not grant cash or equity awards during Fiscal Year 2014.

Outstanding Equity Awards at December 31, 2014

The following table sets forth certain information with respect to outstanding stock option and warrant awards of the named executive officers for the fiscal year ended December 31, 2014, except that all share and per share information has been revised to reflect the 20-to-1 reverse stock split of our issued and outstanding shares of common stock effective at the close of business on April 8, 2015.

Option/ Warrant Awards							Stock Awards

Name	Number of Securities Underlying Unexercised Options Exercisable		Number of Securities Underlying Unexercised Options Unexercisable		Option Exercise Price	Option Expiration Date (1)	Equity Incentive Plan Awards; Number of Unearned Shares That Have Not Vested	Equity Incentive Plan Awards; Market Value of Unearned Shares That Have Not Vested
Michael K. McGarrity	1,000	(2)	—	(2)	$90.00	9/29/2015
	1,500	(3)	—	(3)	$90.00	9/29/2015
	1,500	(3)	—	(3)	$90.00	3/14/2016
	4,600	(2)	—	(2)	$90.00	04/03/2017
	4,600	(3)	—	(3)	$90.00	04/03/2017
	550	(2)	—	(2)	$90.00	02/10/2019
	2,700	(3)	1,800	(3)	$121.20	11/25/2019
	6,250	(2)	6,250	(2)	$35.60	02/14/2022
	7,500	(2)	22,500	(2)	$53.80	04/23/2023
							10,000 (4)	$78,420

J. Roger Moody, Jr.	4,500	(2)	—	(2)	$90.00	05/16/2017
	4,500	(3)	—	(3)	$90.00	05/16/2017
	500	(2)	—	(2)	$90.00	08/03/2017
	500	(3)	—	(3)	$90.00	08/03/2017
	550	(2)	—	(2)	$90.00	02/10/2019
	3,375	(3)	2,250	(3)	$121.20	11/25/2019
	6,250	(2)	6,250	(2)	$35.60	02/14/2022
	2,500	(2)	7,500	(2)	$53.80	04/23/2023
							2,500 (4)(5)	$19,605
Kenneth Bahk, Ph.D.	3,750	(2)	11,250	(2)	$53.80	04/23/2023
							2,500 (4)	$19,605

(1)	The expiration date of each incentive stock option occurs ten years after the date of grant.

(2)

The incentive stock options vest in 25% increments beginning on the first anniversary of the date of grant and on each anniversary thereafter, and are subject to accelerated vesting under certain circumstances relating to corporate performance and events.

(3)

The incentive stock options cliff vest on the seventh anniversary of the date of grant. Upon our achievement of certain performance-based milestones, vesting may be accelerated. See “Compensation Discussion and Analysis for Named Executive Officers — Stock Options” for details regarding the milestones.

(4)	The restricted stock grants fully vested on June 17, 2015.

(5)	Mr. Moody’s restricted stock was forfeited upon his resignation on February 11, 2015.

Option Exercises and Stock Vested at December 31, 2014

The following table sets forth certain information with respect to exercises of stock options and vesting of restricted stock of the named executive officers during the fiscal year ended December 31, 2014, except that all share and per share information has been revised to reflect the 20-to-1 reverse stock split of our issued and outstanding shares of common stock effective at the close of business on April 8, 2015.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting	Value Realized on Vesting
Michael K. McGarrity	--	--	10,000	$188,000
J. Roger Moody, Jr.	--	--	2,500	$47,000
Kenneth Bahk, Ph.D.	--	--	2,500	$47,000

Equity Compensation Plan Information

The following table provides information as of December 31, 2014 with respect to shares of the Company’s common stock that may be issued under the company’s equity compensation plans, except that all share and per share information has been revised to reflect the 20-to-1 reverse stock split of our issued and outstanding shares of common stock effective at the close of business on April 8, 2015. As of December 31, 2014, the 2014 Plan was the only plan under which grants can be made. Stockholders approved the 2014 Plan on May 28, 2014.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding awards (a)	Weighted Average exercise price of outstanding awards (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a)) (c)
Equity compensation plans approved by stockholders	266,356	$65.80	214,320
Equity compensation plans not approved by stockholders	- - -	- - -	- - -
Total	266,356	$65.80	214,320

Arrangements with Named Executive Officers as of December 31, 2014

Michael K. McGarrity.  We entered into an employment agreement dated September 8, 2005 with Mr. McGarrity, in connection with his employment as our Chief Marketing Officer. The employment agreement provides an initial base salary of $235,000 per year, or such greater amount as our Board of Directors may from time to time establish. The agreement also provides Mr. McGarrity with an initial performance bonus opportunity of $90,000 per year. Based on the terms of Mr. McGarrity’s employment agreement in effect as of December 31, 2014, in the event we terminated Mr. McGarrity’s employment for reasons other than cause, Mr. McGarrity would have been entitled to a severance payment equal to six months’ base salary plus a prorated calculation of his annual bonus. Since his appointment as CEO, Mr. McGaritty’s compensation and bonus has been commensurate with his new position.

J. Roger Moody, Jr.  We entered into an employment agreement dated April 23, 2007 with Mr. Moody, in connection with his employment as our Chief Financial Officer. Mr. Moody voluntarily resigned as Chief Financial Officer on February 11, 2015 and did not receive any severance compensation or benefits.

Ken Bahk, Ph.D.  We entered into an employment agreement dated April 23, 2013 with Dr. Bahk, in connection with his employment as our Chief Strategy Officer. The employment agreement provides an initial base salary of $310,000 per year, or such greater amount as our Board of Directors may from time to time establish. The agreement also provides Dr. Bahk with an initial performance bonus opportunity of $110,000 per year.

Estimate of Post-Employment Payments as of December 31, 2014

The following table sets forth the additional amounts that could have been realized by each named executive officer if his employment were to have been terminated as of December 31, 2014 upon the occurrence of any of the termination events described in the table below, and do not reflect the severance benefits under the severance agreements entered into on August 5, 2015 between the Company and each of Messrs. McGarrity and Bahk and Ms. Farzana Moinuddin, who was appointed Acting Principal Financial Officer and Interim Chief Accounting Officer effective June 12, 2015. Mr. Moody voluntarily resigned as Chief Financial Officer on February 11, 2015 and did not receive any severance compensation or benefits.

Name and Termination Event	Cash Value of Severance Benefits (1)	Excise Tax and Gross-Up	Total Termination Benefits
Michael K. McGarrity
Without cause or good reason	$495,000(2)	$--	$495,000
Disability	$--	$--	$--
Death	$--	$--	$--
Involuntary or good reason after change in control	$495,000(2)	$--	$495,000
J. Roger Moody, Jr.
Voluntary	$--	$--	$--
Ken Bahk, Ph.D.
Without cause or good reason	$--	$--	$--
Disability	$--	$--	$--
Death	$--	$--	$--
Involuntary or good reason after change in control	$--	$--	$--

(1)	Accrued salary, unreimbursed expenses and other entitlements to the date of termination, including continuation of life, health, disability and dental insurance (collectively, the “Entitlements”).

(2)	Six months’ salary ($165,000), plus a prorated calculation of annual bonus ($330,000), plus Entitlements.

Non-Employee Director Compensation Table

During Fiscal Year 2014, six directors earned cash fees for their services on the Board of Directors. The other director did not receive any cash fees for his services on the Board of Directors, but was entitled to reimbursement of all reasonable out-of-pocket expenses incurred in connection with his attendance at Board of Directors and board committee meetings. Our non-employee directors were eligible to receive stock options under the 2007 Plan.

Name and Principal Position	Year	Fees Earned or Paid	Option Awards (1)	All Other Compensation	Total
André de Bruin	2014	$60,000	$102,707	---	$162,707
Lorin J. Randall	2014	$55,000	$102,707	---	$157,707
Sheli Z. Rosenberg	2014	$82,500	$102,707	----	$185,207
Michael J. Ward	2014	$57,500	$102,707	----	$160,207
Gene Cartwright, Ph.D.	2014	$47,500	$102,707	----	$150,207
Erik Holmlin, Ph.D.	2014	$45,000	$102,707	----	$147,707
Kristopher A. Wood	2014	---	---	----	---

(1)

The fair value for awards is calculated for option awards, by using the Black-Scholes option pricing model. This value does not reflect estimated forfeitures or awards actually forfeited during the year. The actual value, if any, that will be realized upon the exercise of an option will depend upon the difference between the exercise price of the option and the market price of the common stock on the date the option is exercised.

On May 29, 2014, the Board of Directors granted options to each of Dr. Cartwright, Mr. Ward, Mr. Randall, Dr. Holmlin, and Mr. de Bruin to purchase 5,835 shares of common stock at the price of $27.00 per share, the fair market value of the shares on the date of grant as calculated in accordance with the 2007 Plan, as adjusted to reflect the 20-to-1 reverse stock split of our issued and outstanding shares of common stock effective at the close of business on April 8, 2015. The options vest monthly over one year.

During 2008, the Compensation Committee recommended and the Board of Directors approved a director compensation plan. The director compensation plan applies to independent directors. The director compensation plan generally compensates directors for their service as a member of the Board of Directors through an annual cash award of $40,000, payable quarterly in arrears, and the grants to each such director of options to purchase shares of common stock having an approximate Black-Scholes value of $60,000, which vest monthly over one year. In addition, each director receives a cash award of $7,500 for each year of service on the Compensation Committee and Audit Committee and a cash award of $5,000 for each year of service on the Corporate Governance and Nominating Committee. Committee Chairs receive different cash rewards for each year of service in such capacity, as follows: the Audit Committee Chair receives a cash award of $15,000 for each year of service; the Compensation Committee Chair receives a cash award of $12,500 for each year of service; and the Corporate Governance and Nominating Committee Chair receives $10,000 for each year of service. In 2013, the Board of Directors approved that the Chairman of the Board of Directors is entitled to also receive a cash award of $30,000 per year. Additionally, directors are reimbursed for out-of-pocket expenses incurred in connection with their service as directors.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and 10% stockholders of a registered class of equity securities to file reports of ownership and reports of changes in ownership of our Common Stock and other equity securities with the SEC. Directors, executive officers and 10% stockholders are required to furnish us with copies of all Section 16(a) forms they file. During the fiscal year ended December 31, 2014 the following Section 16(a) forms were delinquent:

Form Type	Reporting Person	Date of Event	Date of Filing
Form 3	Kristopher A. Wood	08/18/2014	09/02/2014

Report of the Compensation Committee

The material in this report is not “solicitation material,” is not deemed filed with the SEC, and is not incorporated by reference in any filing of the company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any filing.

Our Compensation Committee is responsible for reviewing and approving corporate goals and objectives relevant to the compensation of our Chief Executive Officer, evaluating the Chief Executive Officer’s performance in light of those goals and objectives and, determining and approving the Chief Executive Officer’s compensation level based on this evaluation. Our Compensation Committee is also responsible for reviewing and approving the salaries and other compensation of our other executive officers. Each member of our Compensation Committee is independent under the NASDAQ Capital Market listing requirements. The Compensation Committee’s function is more fully described in its charter which has been approved by our Board of Directors. Our Compensation Committee’s charter can be found on our website at http://www.nanosphere.us in the “Investor Relations/Media” section under the heading “Corporate Governance.” Any amendments to this charter will be posted to the website promptly upon adoption by the Compensation Committee.

Our Compensation Committee has reviewed the Compensation Discussion & Analysis with senior management and, based on that review and their discussions, recommends to the Board of Directors that it be included in this proxy statement.

Compensation Committee

Gene Cartwright, Ph.D. (Chair)

André de Bruin

Kristopher A. Wood

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee has been or is an officer or employee of ours. None of our executive officers serves on the Board of Directors or Compensation Committee of a company that has an executive officer that serves on our board or Compensation Committee. No member of our board is an executive officer of a company in which one of our executive officers serves as a member of the board of directors or Compensation Committee of that company.

Security Ownership of Certain Beneficial Owners, Directors and Management

Unless otherwise indicated, the following table sets forth, as of July 31, 2015, certain information regarding the beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of our Common Stock based upon the most recent information available to us for (i) each person known by us to own beneficially more than five (5%) percent of our outstanding Common Stock, (ii) each current director, (iii) each current executive officer and (iv) all executive officers and directors as a group. Except as otherwise indicated, each listed stockholder directly owned his or her shares and had sole voting and investment power. Unless otherwise noted, the address for each person listed below is Nanosphere, Inc., 4088 Commercial Avenue, Northbrook, Illinois 60062.

In computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership of that person, we have deemed outstanding shares of Common Stock subject to options held by that person that are exercisable within 60 days of July 31, 2015. We have not deemed these shares outstanding for the purpose of computing the percentage ownership of any other person.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Outstanding Shares of Common Stock
5% Stockholders
Ann Lurie (1)	736,239	9.9%
A&B Equity Holdings, LLC (1)	509,132	6.9%
Ann and Bob Trust 1 (1)	509,132	6.9%
SWK Holdings Corporation (2)	400,000	5.2%
Perella Weinberg Partners Capital Management LP (3)	600,000	7.5%

Directors and Named Executive Officers
Michael K. McGarrity (4)	57,118	*
Kenneth Bahk, Ph.D. (5)	8,750	*
Farzana Moinuddin	8	*
André de Bruin (6)	15,779	*
Gene Cartwright, Ph.D. (7)	7,113	*
Erik Holmlin, Ph.D. (8)	5,953	*
Lorin J. Randall (9)	14,179	*
Michael J. Ward (10)	6,306	*
Kristopher A. Wood	0	*

All executive officers and current directors as a group (9 persons) (11)	115,206	1.5%

*	Represents less than 1% of the outstanding shares of common stock.

(1)

Ann Lurie is (i) the manager of A&B Equity Holdings, LLC (“A&B Equity”), which is the record owner of 509,132 shares of Common Stock; (ii) the trustee of the Ann and Bob Trust 1 (the “AB Trust”), which is the Managing Member of A&B Equity; (iii) the president and sole director of Lurie Investments, Inc. (“LII”), which is the record owner of 3,717 shares of Common Stock; (iv) the sole trustee of trusts owning 100% of LFT Partnership (“LFT”), which is the record owner of 81,796 shares of Common Stock; (v) co-trustee of

AOQ Trust, which is the record owner of 135,449 shares of Common Stock; (vi) the president and director of the Ann and Robert H. Lurie Foundation (the “Foundation”), which is the record owner of 5,645 shares of Common Stock and the trustee of the Ann Lurie Revocable Trust ( “ALRT”), which is the record owner of 500 shares of Common Stock. Ms. Lurie may be deemed to indirectly beneficially own shares of the Company’s common stock that are directly or indirectly beneficially owned by each of A&B Equity, the AB Trust, LII, LFT, AOQ Trust, the Foundation and ALRT. Ms. Lurie disclaims beneficial ownership of the shares held by the foregoing entities, except to the extent of her pecuniary interest therein. The address for each of the foregoing entities is c/o Lurie Holdings, Inc., 2 N. Riverside Plaza Suite 1240 Chicago, Illinois 60606. Share information is furnished in reliance on the Schedule 13D/A of Lurie Investment Fund, L.L.C. filed with the SEC on April 9, 2014.

(2)

Share information is furnished in reliance on the Schedule 13G of SWK Holdings Corporation filed with the SEC on May 26, 2015. Represents warrants to acquire 400,000 shares of common stock, which are currently exercisable, held of record by SWK Funding LLC. SWK Holdings Corporation owns 100% of SWK Funding LLC. The address for each of the foregoing entities is 14755 Preston Road, Suite 105, Dallas, Texas 75254.

(3)

Share information is furnished in reliance on the Schedule 13G of Perella Weinberg Partners Capital Management LP filed with the SEC on May 26, 2015. Represents warrants to acquire 600,000 shares of common stock, which are currently exercisable, held of record by NSPH Funding LLC. LSAF Funding LLC is the sole member of NSPH Funding LLC. Life Sciences Alternative Funding Holdings LLC is the sole member of LSAF Funding LLC. LSAF Holdings LLC is the controlling equityowner of Life Sciences Alternative Funding Holdings LLC. LSAF Holdings LLC is managed by its managing member, Perella Weinberg Partners Asset Based Value Master Fund II L.P. Perella Weinberg Partners Asset Based Value GP L.P. is the general partner of Perella Weinberg Partners Asset Based Value Master Fund II L.P. Perella Weinberg Partners Asset Based Value GP LLC is the general partner of Perella Weinberg Partners Asset Based Value GP L.P. Perella Weinberg Partners Capital Management LP is the Managing Member of Perella Weinberg Partners Asset Based Value GP LLC. The address for each of the foregoing entities is 767 Fifth Avenue, New York, NY 10153.

(4)	Includes options to purchase 33,325 shares of common stock that are exercisable within 60 days.

(5)	Includes options to purchase 3,750 shares of common stock that are exercisable within 60 days.

(6)	Includes options to purchase 15,629 shares of common stock that are exercisable within 60 days.

(7)	Includes options to purchase 5,953 shares of common stock that are exercisable within 60 days.

(8)	Includes options to purchase 5,953 shares of common stock that are exercisable within 60 days.

(9)	Includes options to purchase 14,179 shares of common stock that are exercisable within 60 days.

(10)	Includes options to purchase 6,306 shares of common stock exercisable within 60 days.

(11)	Includes options to purchase 85,095 shares of common stock exercisable within 60 days.

PROPOSAL NO. 2

NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

The following proposal gives our stockholders the opportunity to vote to approve or not approve, on an advisory basis, the compensation of our named executive officers as disclosed in the “Compensation Discussion and Analysis” section of this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and our compensation philosophy, policies and practices with respect to our named executive officers. We are providing this vote as required by Section 14A of the Exchange Act. Accordingly, we are asking our stockholders to vote “FOR” the adoption of the following resolution:

“RESOLVED, that the stockholders advise that they approve the compensation of the named executive officers of the Company, as disclosed in the “Compensation Discussion and Analysis” and “Executive Compensation” sections of this proxy statement pursuant to the compensation disclosure rules of the SEC (which disclosure shall include the Compensation Discussion and Analysis, the compensation tables, and any related material).”

Although the vote is non-binding, the Board of Directors and the Compensation Committee will review the voting results in connection with their ongoing evaluation of the Company’s executive compensation program. Broker non-votes (as described under the “Information about the Annual Meeting” section beginning on page 3 of this proxy statement) are not entitled to vote on these proposals and will not be counted in evaluating the results of such vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR ADVISORY APPROVAL OF THE RESOLUTION SET FORTH ABOVE.

PROPOSAL NO. 3

RATIFICATION OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Our Audit Committee has appointed the firm of Deloitte & Touche LLP, an independent registered public accounting firm, to be our independent auditors for the fiscal year ending December 31, 2015 and the Board of Directors recommends the stockholders vote for ratification of that appointment. Deloitte & Touche LLP served in this capacity for the fiscal year ended December 31, 2014 and has been our independent auditor since 2003.

The Audit Committee appoints our independent auditors annually and the Board of Directors subsequently requests ratification of such appointment by the stockholders at the Company’s annual meeting. The Audit Committee reviews and approves in advance the scope of the audit, the types of non-audit services that we will need and the estimated fees for the coming year. The Audit Committee also reviews and approves any non-audit services provided by our independent auditors to ensure that any such services will not impair the independence of the auditors. To the extent that our management believes that a new service or the expansion of a current service provided by our accountants is necessary, such new or expanded service is presented to the Audit Committee or one of its members for review and approval.

Before making its selection, the Audit Committee carefully considered Deloitte & Touche LLP’s qualifications as independent auditors, which included a review of Deloitte & Touche LLP’s performance in prior years, as well as its reputation for integrity and competence in the fields of accounting and auditing. The Audit Committee expressed its satisfaction with Deloitte & Touche LLP in these respects.

Stockholder ratification of the Audit Committee’s selection of Deloitte & Touche LLP as the Company’s independent auditors is not required by law, the Company’s bylaws or otherwise. However, the Board of Directors is submitting the Audit Committee’s selection of Deloitte & Touche LLP to the stockholders for ratification as a matter of good corporate governance. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such change would be in the best interests of the Company and its stockholders.

Vote Required for Approval

The affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote is required to approve the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

THAT YOU VOTE FOR THE APPROVAL

OF THIS PROPOSAL NO. 3

Independent Registered Public Accounting Firm

Deloitte & Touche LLP served as our independent auditors for the fiscal year ended December 31, 2014, has been our independent auditor since 2003, and has been selected by the Audit Committee to continue for the fiscal year ending December 31, 2015. A representative of Deloitte & Touche LLP will be present at the annual meeting, with the opportunity to make a statement should the representative desire to do so, and be available to respond to appropriate questions.

The following table presents the aggregate fees billed for professional services rendered by Deloitte & Touche LLP in fiscal years 2013 and 2014. Other than as set forth below, no professional services were rendered or fees billed by Deloitte & Touche LLP during the years ended December 31, 2013 or 2014.

	Fiscal Year 2013	Fiscal Year 2014
Audit Fees(1)	$400,565	$424,440
Audit-Related Fees(2)	$2,000	$2,000
Tax Fees	---	---
All Other Fees	---	---

Total Fees	$402,565	$426,440

(1)

Audit Fees represent fees for professional services provided in connection with the audit of the Company’s annual financial statements and internal control over financial reporting and review of the quarterly financial statements, including certain accounting consultations in connection with the audit, consents, comfort letters and out-of-pocket expenses.

(2)	Audit-Related Fees consist of fees billed for a subscription to the Deloitte & Touche LLP Technical Library.

All work performed by Deloitte & Touche LLP as described above has been approved by the Audit Committee prior to Deloitte & Touche LLP’s engagement to perform such service. The Audit Committee pre-approves on an annual basis the audit, audit-related, tax and other services to be rendered by Deloitte & Touche LLP based on historical information and anticipated requirements for the following fiscal year. To the extent that our management believes that a new service or the expansion of a current service provided by Deloitte & Touche LLP is necessary, such new or expanded service is presented to the Audit Committee or one of its members for review and approval.

Report of the Audit Committee

The material in this report is not “solicitation material,” is not deemed filed with the Securities and Exchange Commission, and is not incorporated by reference in any filing of the company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any filing.

The members of the Audit Committee have been appointed by the Board of Directors. The Audit Committee is governed by a charter, which has been approved and adopted by the Board of Directors and which will be reviewed and reassessed annually by the Audit Committee. Each member of the Audit Committee is an independent director under applicable Exchange Act rules and regulations.

The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities by reviewing (i) the financial reports and other financial information provided by the Company to any governmental body or to the public, (ii) the Company’s systems of internal controls regarding finance, accounting, legal compliance and ethics and (iii) the Company’s auditing, accounting and financial reporting processes. In this context, the Audit Committee hereby reports as follows:

1.        We have reviewed and discussed the audited financial statements as of and for the year ended December 31, 2014 with management and the Company’s independent registered public accounting firm.

2.        The Audit Committee discussed with its independent auditors the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as may be modified or supplemented.

3.        The Audit Committee has received the written disclosures and the letter from the Company’s independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the Company’s independent registered public accounting firm the independent registered public accounting firm’s independence from management and the Company; and

4.        Based on the review and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, for filing with the SEC.

Respectfully submitted,

Nanosphere, Inc. Audit Committee

Lorin J. Randall (Chair)

André de Bruin

Michael J. Ward

PROPOSAL NO. 4

APPROVAL OF AMENDMENT TO THE NANOSPHERE INC. 2014 LONG-

TERM INCENTIVE PLAN

Overview of Amendment

The Nanosphere, Inc. 2014 Long-Term Incentive Plan (the “2014 Plan”) was adopted by the Board of Directors on March 14, 2014, and approved by the Company’s stockholders at the 2014 annual meeting. The 2014 Plan replaced the Nanosphere, Inc. 2000 Equity Incentive Plan (the “2000 Plan”) and the Nanosphere, Inc. 2007 Long-Term Incentive Plan (the “2007 Plan,” and together with the 2000 Plan and the 2014 Plan, the “Plans”), and the 2000 Plan or the 2007 Plan were terminated upon stockholder approval of the 2014 Plan at the 2014 annual meeting of stockholders on May 28, 2014. However, any grants that were previously made under the 2000 Plan and 2007 Plan remain outstanding in accordance with their terms.

The 2014 Plan gives the Company the ability to grant stock options, stock appreciation rights (“SARs”), restricted shares, restricted share units, unrestricted shares, deferred share units and performance awards (collectively, “Awards”) to key employees, consultants, and non-employee members of the Board of Directors of the Company and its subsidiaries. The 2014 Plan originally authorized 250,000 shares of Common Stock for issuance under the 2014 Plan. As of June 30, 2015, there were 204,888 outstanding Awards under the Plans, including 30,878 Awards under the 2014 Plan, and 219,122 shares remained available for future grants under the 2014 Plan.

The purpose for the adoption of the amendment to the 2014 Plan (the “Amendment”) is to increase the shares available for grants under the 2014 Plan. The Board of Directors believes that adoption of the Amendment is in the best interests of the Company and its stockholders because the number of remaining shares available for grant under the 2014 Plan is insufficient to enable the Company to grant stock options and other stock-based awards. The Board of Directors believes that this is particularly true given the current value of the remaining shares available for grant under the 2014 Plan and the decline of the Company’s stock price and market capitalization over the last year. In addition, the Company’s restructuring of its balance sheet with its reverse stock split in April 2015, new $30 million loan facility in May 2015, and convertible preferred stock offerings in May and June 2015 have substantially altered the equity capitalization of the Company such that an increase of the authorized shares under the 2014 Plan is essential to provide adequate reserves to compensate and incentivize Company personnel.

All of the outstanding Awards under the Plans consist of stock options with exercise prices that all exceed the current market value of the Common Stock. The exercise price of 203,008 of these awards is equal to or greater than $17.60 per share, with a weighted average exercise price of all Awards outstanding under all Plans of $65.22 per share as of June 30, 2015. Based on recent trading prices of the Company’s common stock on the NASDAQ Capital Market, it is unlikely that the holders of such outstanding options will realize any value from the exercise thereof. Having sufficient shares available to grant stock options and other stock-based awards and the ability to issue options on which the holders can realize value are important factors in attracting, motivating and retaining qualified and distinguished personnel with proven ability and vision to serve as employees, officers, consultants, or members of the Board of Directors, and to chart the Company’s course towards continued growth and financial success.

The Amendment would increase the number of shares of common stock authorized for issuance under the 2014 Plan by 1,000,000 shares from 250,000 to 1,250,000. In determining the amount of additional shares to authorize in the amendment, the Compensation Committee considered the Company’s anticipated needs for equity compensation awards over the next three years relative to the authorized shares under equity compensation plans at 19 peer companies in the life sciences and medical technology industries (the “Peer Companies”) identified by the Compensation Consultant, consisting of the following life sciences companies with market capitalizations between $100 million and $500 million: Accelerated Diagnostics, Inc., Caredx, Inc., Exact Sciences Corp., Fluidigm Corp., Foundation Medicine, Inc., Genomic Health Inc., ICAD Inc., Luminex Corp., Nanostring Technologies Inc., Orasure Technologies Inc., Oxford Immunotec Global PLC, Pacific Biosciences of California, Inc., Quidel Corp., Resposne Genetics Inc., Sequenom Inc., T2 Biosystems, Inc., Trovagene Inc. and Veracyte, Inc. The median of the ratio of aggregate equity compensation awards and reserves compared to total shares outstanding (the “Total Market Overhang”) among the Peer Companies was 16.4%.

As of August 12, 2015, there were 7,383,652 shares of our Common Stock issued and outstanding. In addition, there were 850,000 shares of Common Stock that are issuable at any time and from time to time upon conversion of outstanding shares of the Company’s series B convertible preferred stock, and 1,000,000 shares of Common Stock issuable upon the exercise of warrants with an exercise price of $0.01 per share that were issued in May 2015 to the lenders under the Company’s new $30 million loan facility. The Board of Directors believes that the aggregate of these shares and warrants of 9,233,652 is the appropriate measurement of the Company’s total shares outstanding for purposes of assessing the Company’s equity compensation requirements under the 2014 Plan over the next three years. Increasing the total authorized shares under the 2014 Plan by 1,000,000 shares would result in a Total Market Overhang of equity compensation awards and reserves of 15.4%, slightly below the median Total Market Overhang of the Peer Companies. Furthermore, if the 204,888 outstanding Awards that are substantially out of the money are disregarded, the Company’s Total Market Overhang would be 13.4%. Accordingly, the Board of Directors believes that the adoption of the Amendment would be in line with the compensation practices of its Peer Companies.

The Board of Directors believes that the approval of this Amendment is essential to further our long-term stability and financial success by attracting, motivating, and retaining qualified employees through the use of stock-based incentives. With these additional shares, the Company expects to be able to provide long-term incentives to new and existing employees in order to execute the Company’s business plan. The Board of Directors further believes that increasing the number of shares of Common Stock available under the 2014 Plan by 1,000,000 shares is reasonable and appropriate, and we further believe this amendment achieves our competitive compensation objectives without compromising stockholder value through less favorable alternatives.

A copy of the Amendment is attached hereto as Annex A.

Summary of the Provisions of the 2014 Plan.

The following summary briefly describes the material features of the 2014 Plan, as would be amended by the Amendment contemplated by Proposal No. 4, and is qualified, in its entirety, by the specific language of the 2014 Plan, a copy of which as would by amended by the Amendment contemplated by Proposal No. 4 is attached hereto as Annex B. Except for the increase in authorized shares resulting from the Amendment, this summary is the same summary that was included in the Company’s definitive proxy statement in connection with the 2014 annual meeting of stockholders on May 28, 2014 and no other changes are being made to the 2014 Plan.

Shares Available. The Board of Directors has authorized, subject to stockholder approval, 1,250,000 shares of Common Stock for issuance under the 2014 Plan, subject to adjustment as described below. The maximum number of Shares with respect to which Incentive Stock Options may be granted is 1,250,000. In the event of any stock-split, reverse stock-split, stock dividend, combination, recapitalization or reclassification of the Shares, or any other increase or decrease in the number of issued Shares that occurs without receipt of consideration by the Company, appropriate adjustments will be made to the shares subject to the 2014 Plan and to any outstanding Awards. Shares available for Awards under the 2014 Plan may be either authorized and unissued shares, shares held in or acquired for the Company’s treasury or shares purchased on the open market by the Company.

In certain circumstances, shares subject to an outstanding Award may again become available for issuance pursuant to other Awards available under the 2014 Plan. For example, shares subject to forfeited, terminated, canceled or expired Awards under the 2014 Plan, will again become available for future grants under the 2014 Plan. However, shares subject to an Award that are withheld by the Company to pay the exercise price of an option, or to satisfy tax withholding obligations, or because the Compensation Committee elects to settle an Award in cash, shall not be made available for future grants under the 2014 Plan. In the case of a SAR, the number of shares by which the pool of available shares is reduced will be the total number of shares subject to the SAR, and not the net number actually deliver upon exercise of the SAR. However, if an SAR is granted in tandem with an option, so that either the SAR or the option, but not both, may be exercised, only the number of shares subject to the option will be counted.

Administration. The 2014 Plan will be administered by the Compensation Committee, or such other committee as may be appointed by the Board of Directors to administer the 2014 Plan. With respect to any decision involving an Award intended to satisfy the requirements of Section 162(m) of the Code, the Compensation Committee shall consist of two or more directors of the Company who are “outside directors” within the meaning of Section 162(m) of the Code. With respect to any decision relating to an officer, director, or greater than ten percent (10%) stockholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, the Compensation Committee shall consist of two or more Directors who are disinterested within the meaning of Rule 16b-3.

Subject to the provisions of the 2014 Plan, the Compensation Committee determines the persons to whom grants of Awards are to be made, the number of shares of Common Stock, or cash payment, as the case may be, to be covered by each Award and all other terms and conditions of the Award, and to approve the forms of award agreements used to document Awards. The Compensation Committee has the responsibility to interpret the 2014 Plan and to make determinations with respect to all Awards granted under the 2014 Plan. The Compensation Committee also has the authority to modify, cancel or waive the Company’s rights with respect to any Awards, to adjust or to modify award agreements for changes in applicable law, and to recognize differences in foreign law, tax policies or customs, to the extent such actions are consistent with the purposes of the 2014 Plan and do not require an amendment to the 2014 Plan. The Compensation Committee may delegate certain of its functions to officers or employees of the Company, subject to applicable law. All determinations of the Compensation Committee are final and binding on all persons having an interest in the 2014 Plan or in any award made under the 2014 Plan. The costs and expenses of administering the 2014 Plan are borne by the Company.

Eligibility. Eligible individuals include key employees of the Company and its affiliates, which may include all or substantially all employees (including officers and directors of the Company who are also employees), consultants to the Company or its affiliates whose efforts, in the judgment of the Compensation Committee, are deemed worthy of encouragement to promote the growth and success of the Company. Non-employee members of the Board of Directors are also eligible to participate in the 2014 Plan. All eligible individuals may receive one or more Awards under the 2014 Plan, upon the terms and conditions set forth in the 2014 Plan. Currently, approximately 162 individuals are eligible to receive Awards under the 2014 Plan. Of this total, approximately 156 individuals are employees and six individuals are non-employee directors. At this time, there are no individuals who are consultants or advisors that are eligible to receive Awards under the 2014 Plan. There is no assurance that an otherwise eligible individual will be selected by the Compensation Committee to receive an Award under the 2014 Plan.

The Compensation Committee also has the authority to require a participant to surrender an outstanding Award, including an Award granted under the 2000 Plan or 2007 Plan, as a condition to receiving an Award under the 2014 Plan. The exercise of this authority is subject to applicable laws and any stockholder approval requirements, and may not be used if the effect is the same as the repricing of an underwater option or SAR.

Because future Awards under the 2014 Plan will be granted at the discretion of the Compensation Committee, the type, number, recipients and other terms of such Awards cannot be determined at this time. Information regarding the Company’s recent practices with respect to annual, long-term and stock-based compensation under other plans and stock options under such plans is presented above in this Proxy Statement. See Compensation Discussion and Analysis herein and Note 3: Summary of Significant Accounting Policies—Share Based Compensation, to the Company’s financial statements on page 45 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 that accompanies this Proxy Statement.

Stock Options and SARs. Under the 2014 Plan, the Compensation Committee is authorized to grant both stock options and SARs. Stock options may be either designated as non-qualified stock options or incentive stock options. Incentive stock options, which are intended to meet the requirements of Section 422 of the Code such that a participant can receive potentially favorable tax treatment, may only be granted to employees. Therefore, any stock option granted to consultants and non-employee directors are non-qualified stock options. The tax treatment of incentive and non-qualified stock options is generally described later in this summary. SARs may be granted either alone or in tandem with a stock option. A SAR entitles the participant to receive the excess, if any, of the fair market value of a share on the exercise date over the strike price of the SAR. This amount may be payable in cash or shares of Common Stock. In general, if a SAR is granted in tandem with an option, the exercise of the option will cancel the SAR, and the exercise of the SAR will cancel the option. Any shares that are canceled will not be made available for future Awards. The Compensation Committee, in its sole discretion, determines the terms and conditions of each stock option and SAR granted under the 2014 Plan, including the grant date, option or strike price, whether a SAR is paid in cash or shares, the term of each option or SAR, exercise conditions and restrictions, conditions of forfeitures, and any other terms, conditions and restrictions consistent with the terms of the 2014 Plan, all of which will be evidenced in an individual Award agreement between the participant and the Company.

No individual may receive options and SARs covering more than 1,250,000 shares of Common Stock in any twelve-month period. In addition, no individual may receive ISOs that provide that the value of Common Stock with respect to which the ISO first vests in any year exceeds $100,000, measured at the date of grant. To the extent any ISO exceeds this limit, the excess is treated as a non-qualified option.

The Compensation Committee also has the authority to grant limited purpose SARs, which become exercisable only upon the occurrence of a Change in Control or similar event. The amount payable upon such an SAR, rather than being based upon the market value of a share of Common Stock on the date of exercise, may be based upon the average market price over a period specified in the award agreement, that occurs within the period that begins 30 days prior and ends 30 days after the date of the Change in Control or other event, or upon the value of the consideration paid for Common Stock pursuant to the Change in Control or other event.

Options and SARs granted under the 2014 Plan will vest and become exercisable at such times as may be specified by the Compensation Committee. Vesting may be based upon continued employment, upon the achievement of specified performance goals, or a combination of the two. The Compensation Committee may permit a participant to exercise an option even though it has not yet vested, in which event the shares of Common Stock issued to the participant will remain subject to the same vesting requirements. In general, a participant must remain employed by the Company (or be in an active consulting relationship or a member of the board) in order to exercise an option or SAR. However, unless otherwise provided in an award agreement, a participant may exercise an option or SAR for up to 90 days after the service relationship is terminated, or for one year in cases of death or disability, to the extent the option or SAR was vested at the time the service relationship terminated. However, in cases of termination by the Company for cause, all outstanding options and SARs, even if otherwise vested, are forfeited in full.

The maximum term of an option or SAR is ten years from the date of grant, and the minimum exercise price or stock price is the fair market value of a share of Common Stock on the date the Award is made. However, in the case of an ISO granted to an employee who is also a 10% stockholder of the Company, the maximum term is five years, and the minimum exercise price is 110% of fair market value.

Once an option or SAR is granted, the Compensation Committee may not “reprice” the option or SAR, either by amending the award agreement to reduce the exercise or strike price (other than in connection with an adjustment pursuant to a change in the capitalization of the Company) or by issuing a new option or SAR with a lower exercise or strike price in exchange for the option or SAR. The Compensation Committee can provide for outstanding options and SARs to be repurchased by the Company for their current value, as determined using the Black-Scholes or a similar valuation methodology, but may not repurchase any option or SAR which is “underwater” at the time of the repurchase.

Unless limited by the Compensation Committee in an Award agreement, payment for shares purchased pursuant to an option exercise may be made (i) by cash or check(ii) subject to the Compensation Committee’s approval, in shares already owned by the participant having a fair market value not less than the option price, (iii) through broker-assisted cashless exercise procedures, (iv) subject to the Compensation Committee’s approval, by withholding a number of shares with a fair market value equal to the exercise price, or (v) by any combination of these methods.

Restricted Shares, Restricted Share Units, and Unrestricted Shares. Under the 2014 Plan, the Compensation Committee is also authorized to make Awards of restricted shares, restricted share units, and unrestricted shares. An Award of restricted shares constitutes the actual issuance of shares of Common Stock to the participant at the time the Award is granted, who has all of the rights of a stockholder, including the right to vote, from the date of the Award (subject to the limitations described below). However, the shares are subject to forfeiture if the participant fails to satisfy the vesting requirements, and are not transferable until the vesting requirements are satisfied. An Award of restricted share units, in contrast, represents the participant’s right to receive shares of Common Stock in the future, upon the satisfaction the applicable vesting requirements. In either case, the vesting requirements are determined by the Compensation Committee and set forth in the applicable award agreement, and may be based upon continued employment, upon the achievement of specified performance goals, or a combination of the two. A grant of unrestricted shares constitutes an Award to a participant of shares of Common Stock that are not subject to vesting, and may be made to a participant who either agrees to pay for such shares, or to receive such shares in lieu of compensation otherwise earned.

To the extent that dividends are declared on the Company’s Common Stock during the period during which an Award of restricted shares or restricted share units is subject to forfeiture, the participant will receive additional shares of Common Stock representing the value of such dividends when and if his right to the Award vests.

Deferred Share Units. Deferred share units, like restricted share units, represent the right to receive a specified number of shares of Common Stock on a date in the future. The difference is that deferred share units are fully vested from the date of issuance, and are generally issued only to a participant who voluntarily elects to defer the receipt of shares of Common Stock to which he is entitled, although the Compensation Committee also has the authority to require that a participant receive an Award in the form of deferred share units.

The number of shares of Common Stock represented by a participant’s deferred share units are generally distributed in five annual installments beginning with the year following the year in which the participant’s service with the Company is terminated, unless the participant elects a different form of distribution in accordance with procedures established by the Compensation Committee. Unless otherwise provided in an award agreement, dividends declared with respect to shares represented by deferred share units are accumulated and paid in the form of additional shares when the deferred shares are distributed. Under Section 409A of the Internal Revenue Code, certain “specified employees” of the Company (generally up to the fifty most highly compensated officers) may not receive any distribution with respect to deferred share units until six months after their termination of employment. Upon the death of a participant, either before after distribution of his deferred share units has commenced, all remaining deferred share units are distributed to his designated beneficiary or estate, unless the participant has elected otherwise in accordance with procedures established by the Compensation Committee. A participant may also apply to the Compensation Committee to withdraw all or a portion of the shares represented by his deferred share units in cases of severe financial hardship.

Performance Units and Performance Compensation Awards. The 2014 Plan allows the Compensation Committee to grant performance units and performance compensation awards. Performance units represent a participant’s right to receive a certain specified amount, either in shares of Common Stock or cash, upon the achievement of certain performance goals. A performance compensation award is an award of performance units that is intended to satisfy the requirements of Section 162(m) of the Code, which provides in general that a publicly traded corporation is not permitted to deduct more than $1,000,000 in total compensation paid to certain of its named executive officers in any year. Certain types of “qualified performance-based compensation” are exempt from the limitation of Section 162(m), and performance compensation awards are intended to satisfy the requirements of this exemption.

The maximum amount that a participant may receive with respect to all Awards of performance units and performance compensation awards in any performance period shall not exceed 1,250,000 shares and $1,000,000 in cash payments.

In order for an award of performance units to qualify as a performance compensation award, payment of the award must be based upon the achievement of one or more performance goals, during a performance period of not less than one fiscal year of the Company, which goals are established by the Compensation Committee, and which relate to one or more of the following performance measures:

•	Basic, diluted, or adjusted earnings per share;

•	Sales or revenue;

•	Earnings before interest, taxes, and other adjustments (in total or on a per share basis);

•	Basic or adjusted net income;

•	Returns on equity, assets, capital, revenue or similar measures;

•	Economic value added;

•	Working capital;

•	Total stockholder return;

•	Achievement of objective goals related to product development;

•	product market share; and

•	research, licensing, litigation, human resources, information services, mergers, acquisitions, or sales of assets of affiliates or business units.

Such performance goals may be based upon the performance of the Company as a whole, or an affiliate or business unit, and may be measured in absolute or relative terms (including, without limitation, terms relative to a peer group or index). However, all performance goals must be established not later than the end of the first 90 days of the performance period, and must be established in objective terms, so that a third party with knowledge of all relevant facts can determine the extent to which the performance goals have been met. Each such measure shall be, to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by the Company (or such other standard applied by the Compensation Committee) and may be adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles; provided that such adjustment is included in the terms of the performance measure at the time the measure is approved by the Compensation Committee. Before any payment can be made with respect to a performance compensation award, the Compensation Committee must certify the extent to which the applicable performance goals have been met. The Compensation Committee may retain the discretion to reduce, but not to increase, a performance compensation award.

A participant who receives an award of performance units or a performance compensation award may elect, with the consent of the Compensation Committee, to defer all or any portion of the amount payable with respect to such award under the same rules applicable to deferred share units as described above.

Fair Market Value. Under the 2014 Plan, for so long as the Common Stock is traded on the NASDAQ Global Market, fair market value means the last sale price for a share of Common Stock on the date on which fair market value is determined (or the most recent trading date prior to such date), or if there are not trades on such date, the mean between the closing bid and asked prices. The 2014 Plan also provides for the method of determining fair market value if the Common Stock is not currently traded on the NASDAQ Global Market.

Changes in Capitalization. The Compensation Committee shall equitably adjust the number of Shares covered by each outstanding Award, and the number of shares that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation, forfeiture or expiration of an Award, as well as the price per Share covered by each such outstanding Award, to reflect any increase or decrease in the number of issued Shares resulting from a stock-split, reverse stock-split, stock dividend, combination, recapitalization or reclassification of the Shares, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company. In the event of any such transaction or event, the Compensation Committee may provide in substitution for any or all outstanding options and SARs under the 2014 Plan such alternative consideration (including securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all options and SARs so replaced and, in the case of an option or SAR the exercise price of which is greater than the fair market value of a Share, as established by the terms of the transaction, may cancel such option or SAR without payment of consideration. In any case, such substitution of securities shall not require the consent of any person who is granted options or SARs pursuant to the Plan. Except as expressly provided herein, or in an Award Agreement, if the Company issues for consideration shares of stock of any class or securities convertible into shares of stock of any class, the issuance shall not affect, and no adjustment by reason thereof shall be required to be made with respect to the number or price of Shares subject to any Award.

Change in Control Provisions. In general, for purposes of the 2014 Plan, a Change in Control means any of the following: (i) a consolidation or merger of the Company with or into another entity or entities (whether or not the Company is the surviving entity); (ii) a sale or transfer by the Company of all or substantially all of its assets (determined either for the Company alone or with its subsidiaries on a consolidated basis); or (iii) any sale, transfer or issuance, or series of sales, transfer and/or issuances, of shares of the Company’s capital stock by the Company, or the holders thereof, as a result of which the holders of the Company’s outstanding capital stock possessing the voting power (under ordinary circumstances) to elect a majority of the Board of Directors immediately prior to such sale, transfer or issuance (or series thereof) cease to own the Company’s outstanding capital stock possessing the voting power (under ordinary circumstances) to elect a majority of the Board of Directors of the Company. However, a

“Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

In the case of a Change in Control, the Compensation Committee may, in its discretion, take any of the following actions with the consent of any participant: provide for Awards to be assumed by (or for substitute awards to be issued by) a successor to the Company, accelerate the vesting of awards, provide for cash or other consideration to be paid in full satisfaction of Awards (including, in the case of an option or SAR the exercise price of which is greater than the fair market value of a Share, as established by the terms of the transaction, canceling such option or SAR without payment of consideration), terminate awards upon the consummation of the Change in Control (including providing for vesting and opportunity to exercise Awards immediately prior to the consummation), and make such other adjustments as may be necessary or appropriate, but subject to the limitation on amendment of Awards described below. If any Award is assumed (or a substitute Award is issued by) a successor to the Company, and, within twelve months after the Change in Control, the participant is involuntarily terminated by the successor without Cause, or resigns within 60 days following a material reduction in his compensation or job responsibilities, or an involuntary relocation, the Award shall be fully vested, unless otherwise provided in the award agreement.

Transferability Restrictions. Generally and unless otherwise provided in an Award agreement, shares or rights subject to an Award cannot be assigned or transferred other than by will or by the laws of descent and distribution and Awards may be exercised during the participant’s lifetime only by the participant or his or her guardian or legal representative. However, a participant may, if permitted by the Compensation Committee, in its sole discretion, transfer an Award, other than certain options, or any portion thereof, to one or more members of the participant’s immediate family, or one or more trusts for the benefit of such family members or partnerships in which such family members and/or trusts are the only partners, or a charitable organization or foundation selected by the participant.

Forfeiture Events. The Compensation Committee may specify in an Award agreement that the participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture (including repurchase of shares of stock for nominal consideration), or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include violation of confidentiality requirements or engaging in competition with the Company. Awards may also be subject to mandatory repayment if the Company is required to restate its financial results, as required to satisfy the Sarbanes-Oxley and Dodd-Frank Acts.

Termination or Amendment of the 2014 Plan. The 2014 Plan will take effect on the date that it is approved by the Company’s stockholders, and the term will continue until the tenth anniversary of such date, unless sooner terminated by the Board of Directors. No Awards may be granted under the 2014 Plan after it is terminated, but previously granted Awards will remain outstanding in accordance with their terms. The Board of Directors may amend, suspend or terminate the 2014 Plan at any time, but the Board of Directors may not amend the 2014 Plan to increase the total number of shares of Common Stock reserved for issuance of Awards, or make any other modification to the 2014 Plan that constitutes a material amendment as defined in NASDAQ Stock Market Rule 5635I without stockholder approval. Except as otherwise provided in the 2014 Plan, no amendment, suspension or termination may have a material adverse effect upon Awards previously made under the 2014 Plan without the participant’s written consent.

Summary of Federal Income Tax Consequences of the 2014 Plan

The following summary is intended only as a general guide as to the federal income tax consequences under current law with respect to participation in the 2014 Plan and does not attempt to describe all possible federal or other tax consequences of such participation. Furthermore, the tax consequences of awards made under the 2014 Plan are complex and subject to change, and a taxpayer’s particular situation may be such that some variation of the described rules is applicable.

Options and SARs. There are three points in time when a participant and the Company could potentially incur federal income tax consequences: date of grant, upon exercise and, in the case of an option or stock-settled SAR, upon disposition of the shares of stock received upon exercise. First, when an option or a SAR is granted to a participant, the participant does not recognize any income for federal income tax purposes on the date of grant. The Company similarly does not have any federal income tax consequences at the date of grant. Second, depending upon the type of option, the exercise of an option may or may not result in the recognition of income for federal income tax purposes. With respect to an incentive stock option, a participant will not recognize any ordinary income upon the option’s exercise (except that the alternative minimum tax may apply). However, a participant will generally recognize ordinary income upon the exercise of a non-qualified stock option. In this case, the participant will recognize income equal to the difference between the option price and the fair market value of shares purchased pursuant to the option on the date of exercise. With respect to the exercise of a SAR, the participant must generally recognize ordinary income equal to the cash received (or, if applicable, the value of the shares received).

Incentive stock options are subject to certain holding requirements before a participant can dispose of the shares purchased pursuant to the exercise of the option and receive capital gains treatment on any income realized from the exercise of the option. Satisfaction of the holding periods determines the tax treatment of any income realized upon exercise. If a participant disposes of shares acquired upon exercise of an incentive stock option before the end of the applicable holding periods (called a “disqualifying disposition”), the participant must generally recognize ordinary income equal to the lesser of (i) the fair market value of the shares at the date of exercise of the incentive stock option minus the exercise price or (ii) the amount realized upon the disposition of the shares minus the exercise price. Any excess of the fair market value on the date of such disposition over the fair market value on the date of exercise must be recognized as capital gains by the participant. If a participant disposes shares acquired upon the exercise of an incentive stock option after the applicable holding periods have expired, such disposition generally will result in long-term capital gain or loss measured by the difference between the sale price and the participant’s tax “basis” in such shares (generally, in such case, the tax “basis” is the exercise price).

Generally, the Company will be entitled to a tax deduction in an amount equal to the amount recognized as ordinary income by the participant in connection with the exercise of options and SARs. However, the Company is generally not entitled to a tax deduction relating to amounts that represent capital gains to a participant. Accordingly, if the participant satisfies the requisite holding period with respect to an incentive stock option before disposition to receive the favorable tax treatment accorded incentive stock options, the Company will not be entitled to any tax deduction with respect to an incentive stock option. In the event the participant has a disqualifying disposition with respect to an incentive stock option, the Company will be entitled to a tax deduction in an amount equal to the amount that the participant recognized as ordinary income.

Restricted Shares, Restricted Share Units, and Deferred Share Units. A participant will not be required to recognize any income for federal income tax purposes upon the grant of restricted shares that are subject to vesting requirements, or the grant of restricted or deferred share units, whether or not subject to vesting requirements. With respect to restricted share awards, the participant must generally recognize ordinary income equal to the fair market value of the shares at the time the shares become vested, unless the participant elects, in accordance to with Section 83(b) of the Code, to recognize income equal to the fair market value of the shares at the time of grant. If a participant makes a Section 83(b) election, the Company will generally be entitled to a deduction equal to the income so recognized, and the participant will not be entitled to an offsetting deduction if the restricted shares are subsequently forfeited.

The participant will realized ordinary income with respect to restricted or deferred share units when the participant receives the stock subject to the unit, or the cash value of the stock. The Company generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant. Alternatively, if an Award that results in a transfer to the participant of cash, shares or other property does not contain any restrictions as to their transferability and is not subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the cash or the fair market value of shares or other property actually received. The Company generally will be entitled to a deduction for the same amount. Options, SARs, and grants of restricted shares will generally not be considered deferred compensation for purposes of Section 409A of the Internal Revenue Code. Deferred share units will, and restricted share units and performance units may, be subject to Section 409A, in which event the time at which the value of such units may be paid to the participant may be subject to limitations.

The Company’s ability to deduct compensation paid to a participant is subject to the restrictions of Section 162(m) of the Code, which prohibits a public corporation from deducting more than $1,000,000 in compensation paid to certain of its named executive officers in any year, with certain exceptions, including the exception for qualified performance based compensation discussed above. Deductibility may also be subject to other restrictions and limitations applicable to the deduction of compensation generally, including the reasonable compensation doctrine.

Vote Required and Board of Directors Recommendation

Assuming a quorum is present, the affirmative vote of the holders of a majority of the votes cast on this proposal at the Annual Meeting is required for approval of this Proposal No. 4, provided that the total votes cast on this proposal represent over 50% in interest of all securities entitled to vote on this proposal. For purposes of the vote on this Proposal No. 4, an abstention or a broker non-vote will have the effect of a vote against this proposal unless the total votes cast on this proposal represent more than 50% in interest of all securities entitled to vote on this proposal, in which event neither an abstention nor a broker non-vote will have any effect on the result of the vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT

STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 4.

Annual Report and Financial Statements

A copy of our annual report on Form 10-K for the fiscal year ended December 31, 2014, including audited financial statements, and Amendment No. 1 to our annual report on Form 10-K/A for the fiscal year ended December 31, 2014, accompanies this notice of annual meeting and proxy statement. No portion of the annual report on Form 10-K or Amendment No. 1 to the annual report on Form 10-K/A is incorporated herein or is considered to be proxy-soliciting material.

We will provide without charge additional copies of our Annual Report on Form 10-K and Amendment No. 1 to our Annual Report on Form 10-K/A for the fiscal year ended December 31, 2014, to any stockholder upon written request. Requests should be directed to Nanosphere, Inc., 4088 Commercial Avenue, Northbrook, Illinois 60062, Attention: Farzana Moinuddin. In addition, copies of all of our filings with the SEC can be found on our website at http://www.nanosphere.us in the “Investor Relations/Media” section under the heading “SEC Filings.”

Solicitation of Proxies

Our officers, directors and employees may solicit proxies from stockholders. We pay no additional compensation to our officers, directors or employees for such solicitation. Solicitations may be made personally, or by mail, facsimile or other electronic means, telephone, or messenger. We may reimburse brokers and other persons holding shares in their names or in the names of nominees for expenses in sending proxy materials to beneficial owners and obtaining proxies from such owners.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Nanosphere stockholders will be “householding” our proxy materials. A single proxy statement may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you notify your broker or the Company that you no longer wish to participate in “householding.” If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report in the future you may (1) notify your broker, (2) direct your written request to: Secretary, Nanosphere, Inc., 4088 Commercial Avenue, Northbrook, Illinois 60062 or (3) contact Farzana Moinuddin, at (847) 400-9000. Upon a written or oral request to the address or telephone number above, Nanosphere will promptly deliver a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

Other Matters

The Board of Directors does not intend to bring any other business before the meeting, and the Board of Directors is not currently aware of any other matters to be voted on at the annual meeting except as disclosed in the notice of annual meeting of stockholders. However, if any other matters are properly presented at the annual meeting, those proxies granting such authority will be voted in respect thereof in accordance with the judgment of stockholders’ your proxy (one of the individuals named on your proxy card).

Stockholder Proposals for Next Annual Meeting

Nanosphere intends to hold its 2016 annual meeting of stockholders on or about May 24, 2016 (the “2016 Annual Meeting”). Because the date of the 2016 Annual Meeting will be more than 30 days from the anniversary of the date of the Annual Meeting, Rule 14a-8 under the Exchange Act provides that stockholders will have a reasonable time before Nanosphere begins to print and mail its proxy materials for the 2016 Annual Meeting of stockholders to submit a proposal pursuant to Rule 14a-8. Nanosphere has fixed March 1, 2016 as the deadline for submission of proposals pursuant to Rule 14a-8 as the reasonable period of time necessary to include any such proposals in its proxy materials for the 2016 Annual Meeting.

If a stockholder intends to submit a proposal at the 2016 Annual Meeting, which proposal is not intended to be included in Nanosphere’s proxy statement and form of proxy relating to that meeting, the stockholder must give appropriate notice to the Secretary of Nanosphere at the address in the preceding paragraph not later than February 24, 2016 and no earlier than January 25, 2016.

All notices or proposals, whether or not to be included in our proxy materials, must be sent to our principal executive offices at 4088 Commercial Avenue, Northbrook, Illinois 60062, Attention: Farzana Moinuddin.

Stockholders may contact Nanosphere’s Secretary for requirements for making stockholder proposals and nominating director candidates.

Stockholders are urged to complete, sign, date and mail the proxy in the enclosed envelope, postage for which has been provided for mailing in the United States. Your prompt response is appreciated.

ANNEX A

AMENDMENT TO 2014 LONG-TERM INCENTIVE PLAN

OF NANOSPHERE, INC.

This FIRST AMENDMENT (this “Amendment”) to the 2014 Long-Term Incentive Plan (the “Plan”) of Nanosphere, Inc. (the “Company”) is made effective as of September 30, 2015 (the “Effective Date”), with respect to all Awards (as defined in the Plan) outstanding as of such date and granted on or after such date by the Company.

W I T N E S S E T H:

WHEREAS, the Plan was established by the Company effective as of May 28, 2014 and approved by the stockholders of the Company on May 28, 2014;

WHEREAS, the Company now desires to amend the Plan to increase the aggregate number of shares that may be issued under the Plan;

NOW, THEREFORE, pursuant to the authority reserved in Section 17(a) of the Plan, subject to the approval of this Amendment by the stockholders of the Company, the Plan is amended as follows:

1.	The first three sentences of Section 3 of the Plan are hereby amended and restated their entirety as follows:

“Subject to the provisions of Section 13 hereof, the maximum number of Shares that the Company may issue for all Awards is 1,250,000 Shares. For all Awards, the Shares issued pursuant to the Plan may be authorized but unissued Shares, or Shares that the Company has reacquired or otherwise holds in treasury. Of this amount, 1,250,000 Shares will be available for ISO Awards.”

2.	The first sentence of Section 5(c) of the Plan is hereby amended and restated in its entirety as follows:

“No Participant may receive Options and SARs that relate to more than 1,250,000 Shares during any twelve month period.”

3.         The first sentence of Section 10(c) of the Plan is hereby amended and restated in its entirety as follows:

“The maximum Performance Unit Award and the maximum Performance Compensation Award that any one Participant may receive for any one Performance Period shall not together exceed 1,250,000 Shares and $1,000,000 in cash.”

Except as otherwise specifically set forth herein, all other terms and conditions of the Plan shall remain in full force and effect.

A-1

IN WITNESS WHEREOF, the Company has caused this Amendment to be executed on its behalf by its duly authorized officer on Effective Date.

NANOSPHERE, INC.

By:
Name:
Title:

A-2

ANNEX B

NANOSPHERE, INC.

2014 LONG-TERM INCENTIVE PLAN, AS AMENDED

PLAN DOCUMENT

1. Establishment, Purpose, and Types of Awards

Nanosphere, Inc. (the “Company”) hereby establishes this equity-based incentive compensation plan to be known as the “Nanosphere, Inc. 2014 Long-Term Incentive Plan” (hereinafter referred to as the “Plan”), in order to provide incentives and awards to select employees, directors, consultants and advisors of the Company and its Affiliates. The Plan permits grants of the following types of awards (“Awards”), according to the referenced Sections of the Plan:

Section 6	Options
Section 7	Share Appreciation Rights
Section 8	Restricted Shares, Restricted Share Units and Unrestricted Shares
Section 9	Deferred Share Units
Section 10	Performance Awards

The Plan is not intended to affect, and shall not affect, any stock option, equity-based compensation or other benefit that the Company or its Affiliates may have provided pursuant to the Nanosphere, Inc. 2000 Equity Incentive Plan (the “2000 Plan”) or the Nanosphere, Inc. 2007 Long-Term Incentive Plan (the “2007 Plan”), or may separately provide in the future, pursuant to any agreement, plan or program that is independent of this Plan. Effective as of the date of approval of this Plan by the stockholders pursuant to Section 20, and subject to such approval, no additional awards shall be granted pursuant to the 2000 Plan or the 2007 Plan.

2. Defined Terms

Terms herein that begin with an initial capital letter have the defined meaning set forth in Appendix A, unless defined elsewhere in this Plan or the context of their use clearly indicates a different meaning.

3. Shares Subject to the Plan

Subject to the provisions of Section 13 hereof, the maximum number of Shares that the Company may issue for all Awards is 1,250,000 Shares. For all Awards, the Shares issued pursuant to the Plan may be authorized but unissued Shares, or Shares that the Company has reacquired or otherwise holds in treasury. Of this amount, 1,250,000 Shares will be available for ISO Awards.

Shares that are subject to an Award granted under this Plan that for any reason expires, is forfeited, is cancelled or becomes unexercisable shall again, except to the extent prohibited by Applicable Law, be available for subsequent Awards under the Plan. Shares that are withheld for the payment of the exercise price of an Option, to satisfy tax withholding obligations, or because the Committee elects to settle an award in cash, shall not become available for subsequent Awards. In the case of an SAR that may be settled in Shares, the number of Shares counted against the number of available Shares shall be equal to the full number of SARs granted, and not the net number of Shares (or cash equivalent) actually delivered; provided that when an SAR is related to an Option, so that only the Option or the SAR may be exercised, the issuance of the SAR shall not further reduce the number of Shares available. Notwithstanding the foregoing, but subject to adjustments pursuant to Section 13 hereof, the number of Shares that are available for ISO Awards shall be determined, to the extent required under applicable tax laws, by reducing the number of Shares designated in the preceding paragraph by the number of Shares issued pursuant to Awards.

4. Administration

(a) General. The Committee shall administer the Plan in accordance with its terms, provided that the Board may act in lieu of the Committee on any matter. The Committee shall hold meetings at such times and places as it may determine and shall make such rules and regulations for the conduct of its business as it deems advisable. In the absence of a duly appointed Committee, or if the Board otherwise chooses to act in lieu of the Committee, the Board shall function as the Committee for all purposes of the Plan.

(b) Committee Composition. The Board shall appoint the members of the Committee. To the extent permitted by Applicable Law, the Committee may authorize one or more executive officers (or Reporting Persons if the Shares are registered under the Exchange Act) to make Awards to Eligible Persons who are not Reporting Persons (or other executive officers whom the Committee has specifically authorized to make Awards). The Board may, at any time, appoint additional members to the Committee, remove and replace members of the Committee with or without Cause, and fill vacancies on the Committee however caused.

(c) Powers of the Committee. Subject to the other provisions of the Plan, the Committee shall have the authority, in its sole discretion:

(i) to determine Eligible Persons to whom Awards shall be granted from time to time and the number of Shares, units or SARs to be covered by each Award;

(ii) to determine, from time to time, the Fair Market Value of Shares;

(iii) to determine, and to set forth in Award Agreements, the terms and conditions of all Awards, including, without limitation, any applicable exercise or purchase price, the installments and conditions under which an Award shall become vested (which may be based on performance), terminated, expired, cancelled or replaced, and the circumstances for vesting acceleration or waiver of forfeiture restrictions, and other restrictions and limitations;

(iv) to approve the forms of Award Agreements and all other documents, notices and certificates in connection therewith which need not be identical either as to type of Award or among Participants;

(v) to construe and interpret the terms of the Plan and any Award Agreement, to determine the meaning of their terms, and to prescribe, amend and rescind rules and procedures relating to the Plan and its administration; and

(vi) in order to fulfill the purposes of the Plan and without amending the Plan, modify, cancel or waive the Company’s rights with respect to any Awards, to adjust or to modify Award Agreements for changes in Applicable Law, and to recognize differences in foreign law, tax policies or customs; and

(vii) to make all other interpretations and to take all other actions that the Committee may consider necessary or advisable to administer the Plan or to effectuate its purposes.

Subject to Applicable Law and the restrictions set forth in the Plan, the Committee may delegate administrative functions to individuals who are Reporting Persons, officers or Employees of the Company or its Affiliates.

(d) Deference to Committee Determinations. The Committee shall have the discretion to interpret or construe ambiguous, unclear or implied (but omitted) terms in any fashion it deems to be appropriate in its sole discretion, and to make any findings of fact needed in the administration of the Plan or Award Agreements. The Committee’s prior exercise of its discretionary authority shall not obligate it to exercise its authority in a like fashion thereafter. The Committee’s interpretation and construction of any provision of the Plan, or of any Award or Award Agreement, shall be final, binding and conclusive. The validity of any such interpretation, construction, decision or finding of fact shall not be given de novo review if challenged in court, by arbitration, or in any other forum, and shall be upheld unless clearly made in bad faith or materially affected by fraud.

(e) No Liability; Indemnification. Neither the Board nor any Committee member, nor any Person acting at the direction of the Board or the Committee, shall be liable for any act, omission, interpretation, construction or determination made in good faith with respect to the Plan, any Award or any Award Agreement. The Company and its Affiliates shall pay or reimburse any member of the Committee, as well as any Director, Employee or Consultant who takes action in connection with the Plan, for all expenses incurred with respect to the Plan, and to the full extent allowable under Applicable Law shall indemnify each and every one of them for any claims, liabilities and costs (including reasonable attorney’s fees) arising out of their good-faith performance of duties under the Plan. The Company and its Affiliates may obtain liability insurance for this purpose.

5. Eligibility

(a) General Rule. The Committee may grant ISOs only to Employees (including officers who are Employees) of the Company or an Affiliate that is a “parent corporation” or “subsidiary corporation” within the meaning of Section 424 of the Code, and may grant all other Awards to any Eligible Person. A Participant who has been granted an Award may be granted an additional Award or Awards if the Committee shall so determine, if such person is otherwise an Eligible Person and if otherwise in accordance with the terms of the Plan.

(b) Grant of Awards. Subject to the express provisions of the Plan, the Committee shall determine from the class of Eligible Persons those individuals to whom Awards under the Plan may be granted, the number of Shares subject to each Award, the price (if any) to be paid for the Shares or the Award and, in the case of Performance Awards, in addition to the matters addressed in Section 10 below, the specific objectives, goals and performance criteria that further define the Performance Award. Each Award shall be evidenced by an Award Agreement signed by the Company and, if required by the Committee, by the Participant. The Award Agreement shall set forth the material terms and conditions of the Award established by the Committee, and each Award shall be subject to the terms and conditions set forth in Sections 23, 24 and 25, unless otherwise specifically provided in an Award Agreement.

(c) Limits on Awards. No Participant may receive Options and SARs that relate to more than 1,250,000 Shares during any twelve month period. The Committee will adjust this limitation pursuant to Section 13 hereof.

(d) Replacement Awards. Subject to Applicable Law (including any associated Stockholder approval requirements), and to Sections 6(j) and 7(h), the Committee may, in its sole discretion and upon such terms as it deems appropriate, require as a condition of the grant of an Award to a Participant that the Participant surrender for cancellation some or all of the Awards that have previously been granted to the Participant under this Plan or under the 2000 Plan or the 2007 Plan. An Award that is conditioned upon such surrender may or may not be the same type of Award, may cover the same (or a lesser or greater) number of Shares as such surrendered Award, may have other terms that are determined without regard to the terms or conditions of such surrendered Award, and may contain any other terms that the Committee deems appropriate.

6. Option Awards

(a) Types; Documentation. Subject to Section 5(a), the Committee may in its discretion grant Options pursuant to Award Agreements that are delivered to Participants. Each Option shall be designated in the Award Agreement as an ISO or a Non-ISO, and the same Award Agreement may grant both types of Options. At the sole discretion of the Committee, any Option may be exercisable, in whole or in part, immediately upon the grant thereof, or only after the occurrence of a specified event, or only in installments, which installments may vary. Options granted under the Plan may contain such terms and provisions not inconsistent with the Plan that the Committee shall deem advisable in its sole and absolute discretion.

(b) ISO $100,000 Limitation. To the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as ISOs first become exercisable by a Participant in any calendar year (under this Plan and any other plan of the Company or any Affiliate) exceeds $100,000, such excess Options shall be treated as Non-ISOs. For purposes of determining whether the $100,000 limit is exceeded, the Fair Market Value of the Shares subject to an ISO shall be determined as of the Grant Date. In reducing the number of Options treated as ISOs to meet the $100,000 limit, the most recently granted Options shall be reduced first. In the event that Section 422 of the Code is amended to alter the limitation set forth therein, the limitation of this Section 6(b) shall be automatically adjusted accordingly.

(c) Term of Options. Each Award Agreement shall specify a term at the end of which the Option automatically expires, subject to earlier termination provisions contained in Section 6(h) hereof; provided, that, the term of any Option may in no event exceed ten (10) years from the Grant Date. In the case of an ISO granted to an Employee who is a Ten Percent Holder on the Grant Date, the term of the ISO shall in no event exceed five (5) years from the Grant Date.

(d) Exercise Price. The exercise price of an Option shall be determined by the Committee in its sole discretion and shall be set forth in the Award Agreement, provided that –

(i) if an ISO is granted to an Employee who on the Grant Date is a Ten Percent Holder, the per Share exercise price shall not be less than 110% of the Fair Market Value per Share on the Grant Date, and

(ii) for all other Options, such per Share exercise price shall not be less than 100% of the Fair Market Value per Share on the Grant Date.

Neither the Company nor the Committee shall, without stockholder approval, allow for a repricing within the meaning of NASDAQ Listing Rules or any interpretation thereof.

(e) Exercise of Option. The times, circumstances and conditions under which an Option shall be exercisable shall be determined by the Committee in its sole discretion and set forth in the Award Agreement. The Committee shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided, however, that in the absence of such determination, vesting of Options shall be tolled during any such leave approved by the Company.

(f) Minimum Exercise Requirements. An Option may not be exercised for a fraction of a Share. The Committee may require in an Award Agreement that an Option be exercised as to a minimum number of Shares, provided that such requirement shall not prevent a Participant from purchasing the full number of Shares as to which the Option is then exercisable.

(g) Methods of Exercise. Prior to its expiration pursuant to the terms of the applicable Award Agreement, and subject to the times, circumstances and conditions for exercise contained in the applicable Award Agreement, each Option may be exercised, in whole or in part (provided that the Company shall not be required to issue fractional shares), by delivery of written notice of exercise to the secretary of the Company accompanied by the full exercise price of the Shares being purchased. In the case of an ISO, the Committee shall determine the acceptable methods of payment on the Grant Date and it shall be included in the applicable Award Agreement. The methods of payment that the Committee may in its discretion accept or commit to accept in an Award Agreement include:

(i) cash or check payable to the Company (in U.S. dollars);

(ii) other Shares that (A) are owned by the Participant who is purchasing Shares pursuant to an Option, (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is being exercised, (C) were not acquired by such Participant pursuant to the exercise of an Option, unless such Shares have been owned by such Participant for at least six months or such other period as the Committee may determine, (D) are all, at the time of such surrender, free and clear of any and all claims, pledges, liens and encumbrances, or any restrictions which would in any manner restrict the transfer of such shares to or by the Company (other than such restrictions as may have existed prior to an issuance of such Shares by the Company to such Participant), and (E) are duly endorsed for transfer to the Company;

(iii) a cashless exercise program that the Committee may approve, from time to time in its discretion, pursuant to which a Participant may concurrently provide irrevocable instructions (A) to such Participant’s broker or dealer to effect the immediate sale of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price of the Option plus all applicable taxes required to be withheld by the Company by reason of such exercise, and (B) to the Company to deliver the certificates for the purchased Shares directly to such broker or dealer in order to complete the sale;

(iv) withholding from the number of purchased Shares a number of Shares that has a Fair Market Value equal to the exercise price; or

(v) any combination of the foregoing methods of payment.

The Company shall not be required to deliver Shares pursuant to the exercise of an Option until payment of the full exercise price therefore is received by the Company.

(h) Termination of Continuous Service. The Committee may establish and set forth in the applicable Award Agreement the terms and conditions on which an Option shall remain exercisable, if at all, following termination of a Participant’s Continuous Service. The Committee may waive or modify these provisions at any time. To the extent that a Participant is not entitled to exercise an Option at the date of his or her termination of Continuous Service, or if the Participant (or other person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time specified in the Award Agreement or below (as applicable), the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan and become available for future Awards. In no event may any Option be exercised after the expiration of the Option term as set forth in the Award Agreement.

The following provisions shall apply to the extent an Award Agreement does not specify the terms and conditions upon which an Option shall terminate when there is a termination of a Participant’s Continuous Service:

(i) Termination other than Upon Disability or Death or for Cause. In the event of termination of a Participant’s Continuous Service (other than as a result of Participant’s death, disability, or termination for Cause), the Participant shall have the right to exercise an Option at any time within 90 days following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

(ii) Disability. In the event of termination of a Participant’s Continuous Service as a result of his or her being Disabled, the Participant shall have the right to exercise an Option at any time within one year following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

(iii) Death. In the event of the death of a Participant during the period of Continuous Service since the Grant Date of an Option, or within thirty days following termination of the Participant’s Continuous Service, the Option may be exercised, at any time within one year following the date of the Participant’s death, by the Participant’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the right to exercise the Option had vested at the date of death or, if earlier, the date the Participant’s Continuous Service terminated.

(iv) Cause. If the Committee determines that a Participant’s Continuous Service terminated due to Cause, the Participant shall immediately forfeit the right to exercise any Option, and it shall be considered immediately null and void.

(i) Reverse Vesting. The Committee in its sole discretion may allow a Participant to exercise unvested Options, in which case the Shares then issued shall be Restricted Shares having analogous vesting restrictions to the unvested Options.

(j) Buyout Provision. The Committee may at any time offer to buy out an Option, in exchange for a payment in cash or Shares, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made; provided that at the time of such exchange the exercise price of the Option does not exceed the Fair Market Value of a Share.

7. Share Appreciation Rights (SARs)

(a) Grants. The Committee may in its discretion grant Share Appreciation Rights to any Eligible Person pursuant to Award Agreements, in any of the following forms:

(i) SARs related to Options. The Committee may grant SARs either concurrently with the grant of an Option or with respect to an outstanding Option, in which case the SAR shall extend to all or a portion of the Shares covered by the related Option. A SAR shall entitle the Participant who holds the related Option, upon exercise of the SAR and surrender of the related Option, or portion thereof, to the extent the SAR and related Option each were previously unexercised, to receive payment of an amount determined pursuant to Section 7(e) below. Any SAR granted in connection with an ISO will contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder.

(ii) SARs Independent of Options. The Committee may grant SARs which are independent of any Option subject to such conditions as the Committee may in its discretion determine, which conditions will be set forth in the applicable Award Agreement.

(iii) Limited SARs. The Committee may grant SARs exercisable only upon or in respect of a Change in Control or any other specified event, and such limited SARs may relate to or operate in tandem or combination with or substitution for Options or other SARs, or on a stand-alone basis, and may be payable in cash or Shares based on the spread between the exercise price of the SAR, and (A) a price equal to the average selling price of Shares during a specified period that is within the period that begins thirty days before, and ends thirty days after, the date of such event, which period is specified in the Award Agreement (or an amendment to the Award Agreement entered into prior to such period), or (B) a price related to consideration payable to Company’s stockholders generally in connection with the event; provided that in any event the amount paid with respect to an SAR shall not exceed the spread between the exercise price of the SAR and the value of a Share on the date of exercise determined in accordance with the requirements of Section 409A of the Code.

(b) Exercise Price. The per Share exercise price of a SAR shall be determined in the sole discretion of the Committee, shall be set forth in the applicable Award Agreement, and shall be no less than 100% of the Fair Market Value of one Share. The exercise price of a SAR related to an Option shall be the same as the exercise price of the related Option. Neither the Company nor the Committee shall, without stockholder approval, allow for a repricing within the meaning of NASDAQ Listing Rules or any interpretation thereof.

(c) Exercise of SARs. Unless the Award Agreement otherwise provides, a SAR related to an Option will be exercisable at such time or times, and to the extent, that the related Option will be exercisable; provided that the Award Agreement shall not, without the approval of the stockholders of the Company, provide for a vesting period for the exercise of the SAR that is more favorable to the Participant than the exercise period for the related Option. A SAR may not have a term exceeding ten years from its Grant Date. A SAR granted independently of any other Award will be exercisable pursuant to the terms of the Award Agreement. Whether a SAR is related to an Option or is granted independently, the SAR may only be exercised when the Fair Market Value of the Shares underlying the SAR exceeds the exercise price of the SAR.

(d) Effect on Available Shares. All SARs that may be settled in shares of the Company’s stock shall be counted in full against the number of shares available for award under the Plan, regardless of the number of shares actually issued upon settlement of the SARs.

(e) Payment. Upon exercise of a SAR related to an Option and the attendant surrender of an exercisable portion of any related Award, the Participant will be entitled to receive payment of an amount determined by multiplying –

(i) the excess of the Fair Market Value of a Share on the date of exercise of the SAR over the exercise price per Share of the SAR, by

(ii) the number of Shares with respect to which the SAR has been exercised.

Notwithstanding the foregoing, a SAR granted independently of an Option (i) may limit the amount payable to the Participant to a percentage, specified in the Award Agreement but not exceeding one-hundred percent (100%), of the amount determined pursuant to the preceding sentence, and (ii) shall be subject to any payment or other restrictions that the Committee may at any time impose in its discretion, including restrictions intended to conform the SARs with Section 409A of the Code.

(f) Form and Terms of Payment. Subject to Applicable Law, the Committee may, in its sole discretion, settle the amount determined under Section 7(e) above solely in cash, solely in Shares (valued at their Fair Market Value on the date of exercise of the SAR), or partly in cash and partly in Shares, with cash paid in lieu of fractional shares. Unless otherwise provided in an Award Agreement, all SARs shall be settled in Shares as soon as practicable after exercise.

(g) Termination of Employment or Consulting Relationship. The Committee shall establish and set forth in the applicable Award Agreement the terms and conditions on which a SAR shall remain exercisable, if at all, following termination of a Participant’s Continuous Service. The provisions of Section 6(h) above shall apply to the extent an Award Agreement does not specify the terms and conditions upon which a SAR shall terminate when there is a termination of a Participant’s Continuous Service.

(h) Buy-out. The Committee has the same discretion to buy-out SARs as it has to take such actions with respect to Options pursuant to Section 6(j) above, provided that the strike price of the SAR does not exceed the Fair Market Value of a Share at the time of the exchange.

8. Restricted Shares, Restricted Share Units and Unrestricted Shares

(a) Grants. The Committee may in its sole discretion grant restricted shares (“Restricted Shares”) to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant and that sets forth the number of Restricted Shares, the purchase price for such Restricted Shares (if any), and the terms upon which the Restricted Shares may become vested. In addition, the Company may in its discretion grant to any Eligible Person the right to receive Shares after certain vesting requirements are met (“Restricted Share Units”), and shall evidence such grant in an Award Agreement that is delivered to the Participant and that sets forth the number of Shares (or formula, that may be based on future performance or conditions, for determining the number of Shares) that the Participant shall be entitled to receive upon vesting and the terms upon which the Shares subject to a Restricted Share Unit may become vested. The Committee may condition any Award of Restricted Shares or Restricted Share Units to a Participant on receiving from the Participant such further assurances and documents as the Committee may require to enforce the restrictions. In addition, the Committee may grant Awards hereunder in the form of unrestricted shares (“Unrestricted Shares”), which shall vest in full upon the date of grant or such other date as the Committee may determine or which the Committee may issue pursuant to any program under which one or more Eligible Persons (selected by the Committee in its sole discretion) elect to pay for such Shares or to receive Unrestricted Shares in lieu of cash bonuses that would otherwise be paid.

(b) Vesting and Forfeiture. The Committee shall set forth in an Award Agreement granting Restricted Shares or Restricted Share Units, the terms and conditions under which the Participant’s interest in the Restricted Shares or the Shares subject to Restricted Share Units will become vested and non-forfeitable. Except as set forth in the applicable Award Agreement or the Committee otherwise determines, upon termination of a Participant’s Continuous Service for any other reason, the Participant shall forfeit his or her Restricted Shares and Restricted Share Units; provided that if a Participant purchases the Restricted Shares and forfeits them for any reason, the Company shall return the purchase price to the Participant only if and to the extent set forth in an Award Agreement.

(c) Issuance of Restricted Shares Prior to Vesting. The Company shall issue stock certificates that evidence Restricted Shares pending the lapse of applicable restrictions, and that bear a legend making appropriate reference to such restrictions. Except as set forth in the applicable Award Agreement or the Committee otherwise determines, the Company or a third party that the Company designates shall hold such Restricted Shares and any dividends that accrue with respect to Restricted Shares pursuant to Section 8(e) below.

(d) Issuance of Shares upon Vesting. As soon as practicable after vesting of a Participant’s Restricted Shares (or Shares underlying Restricted Share Units) and the Participant’s satisfaction of applicable tax withholding requirements, the Company shall release to the Participant, free from the vesting restrictions, one Share for each vested Restricted Share (or issue one Share free of the vesting restriction for each vested Restricted Share Unit), unless an Award Agreement provides otherwise. No fractional shares shall be distributed, and cash shall be paid in lieu thereof.

(e) Dividends Payable on Vesting. Unless otherwise provided in an Award Agreement, whenever unrestricted Shares are issued to a Participant pursuant to Section 8(d) above, the Participant shall also receive, with respect to each Share issued, (i) a number of Shares equal to the stock dividends which were declared and paid to the holders of Shares between the Grant Date and the date such Share is issued, and (ii) a number of Shares having a Fair Market Value equal to any cash dividends that were paid to the holders of Shares based on a record date between the Grant Date and the date such Share is issued.

(f) Section 83(b) Elections. A Participant may make an election under Section 83(b) of the Code (the “Section 83(b) Election”) with respect to Restricted Shares. The Participant may then make a Section 83(b) Election with respect to those Restricted Shares. Shares with respect to which a Participant makes a Section 83(b) Election shall not be eligible for deferral pursuant to Section 9 below.

(g) Deferral Elections. At any time either prior to, or within the thirty-day (30) period after, the date on which a Participant receives an Award of Restricted Share Units (but in no event less than twelve months before the earliest date on which any portion of the Award can vest), the Committee, in its discretion, may permit a Participant who is a member of a select group of management or highly compensated employees (within the meaning of the Employee Retirement Income Security Act of 1974) to irrevocably elect, on a form provided by and acceptable to the Committee, to defer the receipt of all or a percentage of the Shares that would otherwise be transferred to the Participant upon the vesting of such Award. If the Participant makes this election, the Shares subject to the election, and any associated dividends and interest, shall be credited to an account established pursuant to Section 9 hereof on the date such Shares would otherwise have been released or issued to the Participant pursuant to Section 8(d) above.

9. Deferred Share Units

(a) Elections to Defer. The Committee may permit any Eligible Person who is a Director, Consultant or member of a select group of management or highly compensated employees (within the meaning of the Employee Retirement Income Security Act of 1974) to irrevocably elect, on a form provided by and acceptable to the Committee (the “Election Form”), to forego the receipt of cash or other compensation (including the Shares deliverable pursuant to any Award other than an Option, an SAR, or Restricted Shares), and in lieu thereof to have the Company credit to an internal Plan account (the “Account”) a number of deferred share units (“Deferred Share Units”) having a Fair Market Value equal to the Shares and other compensation deferred.

These credits will be made at the end of each calendar month during which compensation is deferred. Each Election Form shall take effect on the first day of the next calendar year (or on the first day of the next calendar month in the case of an initial election by a Participant who first becomes eligible to defer hereunder, or under any other deferred compensation arrangement that must be aggregated with this Plan pursuant to Section 409A of the Code) after its delivery to the Company, subject to Section 8(g) regarding deferral of Restricted Share Units and to Section 10(e) regarding deferral of Performance Awards, unless the Company sends the Participant a written notice explaining why the Election Form is invalid within five (5) business days after the Company receives it. Notwithstanding the foregoing sentence: (i) Election Forms shall be ineffective with respect to any compensation that a Participant earns before the date on which the Company receives the Election Form, and (ii) the Committee may unilaterally make awards in the form of Deferred Share Units, regardless of whether or not the Participant foregoes other compensation.

(b) Vesting. Unless an Award Agreement expressly provides otherwise, each Participant shall be 100% vested at all times in any Shares subject to Deferred Share Units.

(c) Issuances of Shares. The Company shall provide a Participant with one Share for each Deferred Share Unit in five substantially equal annual installments that are issued before the last day of each of the five calendar years that end after the date on which the Participant’s Continuous Service terminates, unless:

(i) the Participant has properly elected a different form of distribution, on a form approved by the Committee, that permits the Participant to select any combination of a lump sum and annual installments that are completed within ten years following termination of the Participant’s Continuous Service; and

(ii) the Company received the Participant’s distribution election form at the time the Participant elects to defer the receipt of cash or other compensation pursuant to Section 9(a), provided that such election may be changed through any subsequent election that (i) is delivered to the Company at least one year before the date on which the Participant’s Continuous Service terminates (and, if the Participant’s Continuous Service ends less than one year after such subsequent election is delivered, the subsequent election shall be null and void), and (ii) defers the commencement of distributions by at least five years from the originally scheduled commencement date.

Fractional shares shall not be issued, and instead shall be paid out in cash.

(d) Crediting of Dividends. Unless otherwise provided in an Award Agreement, whenever Shares are issued to a Participant pursuant to Section 9(c) above, the Participant shall also receive, with respect to each Share issued, (i) a number of Shares equal to any stock dividends which were declared and paid to the holders of Shares between the Grant Date and the date such Share is issued, and (ii) a number of Shares having a Fair Market Value equal to any cash dividends that were paid to the holders of Shares based on a record date between the Grant Date and the date such Share is issued.

(e) Emergency Withdrawals. In the event a Participant suffers an unforeseeable emergency within the contemplation of this Section and Section 409A of the Code, the Participant may apply to the Company for an immediate distribution of all or a portion of the Participant’s Deferred Share Units. The unforeseeable emergency must result from a sudden and unexpected illness or accident of the Participant, the Participant’s spouse, or a dependent (within the meaning of Section 152(a) of the Code) of the Participant, casualty loss of the Participant’s property, or other similar extraordinary and unforeseeable conditions beyond the control of the Participant. Examples of purposes which are not considered unforeseeable emergencies include post-secondary school expenses or the desire to purchase a residence. In no event will a distribution be made to the extent the unforeseeable emergency could be relieved through reimbursement or compensation by insurance or otherwise, or by liquidation of the Participant’s nonessential assets to the extent such liquidation would not itself cause a severe financial hardship. The amount of any distribution hereunder shall be limited to the amount necessary to relieve the Participant’s unforeseeable emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution. The Committee shall determine whether a Participant has a qualifying unforeseeable emergency and the amount which qualifies for distribution, if any. The Committee may require evidence of the purpose and amount of the need, and may establish such application or other procedures as it deems appropriate.

(f) Unsecured Rights to Deferred Compensation. A Participant’s right to Deferred Share Units shall at all times constitute an unsecured promise of the Company to pay benefits as they come due. The right of the Participant or the Participant’s duly-authorized transferee to receive benefits hereunder shall be solely an unsecured claim against the general assets of the Company. Neither the Participant nor the Participant’s duly-authorized transferee shall have any claim against or rights in any specific assets, shares, or other funds of the Company.

(g) Death of Participant. If a Participant dies before his Deferred Share Units have been distributed in full, whether before or after distribution has begun, then, unless otherwise provided in the election form, all of the Participant’s remaining Deferred Share Units shall be distributed to his designated beneficiary (or in the absence of a designated beneficiary, his estate) not more than 90 days after the date of death.

10. Performance Awards

(a) Performance Units. Subject to the limitations set forth in paragraph (c) hereof, the Committee may in its discretion grant Performance Units to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant which sets forth the terms and conditions of the Award.

(b) Performance Compensation Awards. Subject to the limitations set forth in paragraph (c) hereof, the Committee may, at the time of grant of a Performance Unit, designate such Award as a “Performance Compensation Award” (payable in cash or Shares) in order that such Award constitutes “qualified performance-based compensation” under Code Section 162(m), in which event the Committee shall have the power to grant such Performance Compensation Award upon terms and conditions that qualify it as “qualified performance-based compensation” within the meaning of Code Section 162(m). With respect to each such Performance Compensation Award, the Committee shall establish, in writing within the time required under Code Section 162(m), a “Performance Period,” “Performance Measure(s)”, and “Performance Formula(e)” (each such term being hereinafter defined).

A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that the Performance Measure(s) for such Award is achieved and the Performance Formula(e) as applied against such Performance Measure(s) determines that all or some portion of such Participant’s Award has been earned for the Performance Period. As soon as practicable after the close of each Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Measure(s) for the Performance Period have been achieved and, if so, determine and certify in writing the amount of the Performance Compensation Award to be paid to the Participant and, in so doing, may use negative discretion to decrease, but not increase, the amount of the Award otherwise payable to the Participant based upon such performance.

(c) Limitations on Awards. The maximum Performance Unit Award and the maximum Performance Compensation Award that any one Participant may receive for any one Performance Period shall not together exceed 1,250,000 Shares and $1,000,000 in cash.

(d) Definitions.

(i) “Performance Formula” means, for a Performance Period, one or more objective formulas or standards established by the Committee for purposes of determining whether or the extent to which an Award has been earned based on the level of performance attained or to be attained with respect to one or more Performance Measure(s). Performance Formulae may vary from Performance Period to Performance Period and from Participant to Participant and may be established on a stand-alone basis, in tandem or in the alternative.

(ii) “Performance Measure” means one or more of the following selected by the Committee to measure Company, Affiliate, and/or business unit performance for a Performance Period, whether in absolute or relative terms (including, without limitation, terms relative to a peer group or index): basic, diluted, or adjusted earnings per share; sales or revenue; earnings before interest, taxes, and other adjustments (in total or on a per share basis); basic or adjusted net income; returns on equity, assets, capital, revenue or similar measure; economic value added; working capital; total stockholder return; and product development, product market share, research, licensing, litigation, human resources, information services, mergers, acquisitions, sales of assets of Affiliates or business units. Each such measure shall be, to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by the Company (or such other standard applied by the Committee) and, if so determined by the Committee, and in the case of a Performance Compensation Award, to the extent permitted under Code Section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles; provided that such adjustment is included in the terms of the Performance Measure at the time approved by the Committee. Performance Measures may vary from Performance Period to Performance Period and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative, to the extent permitted by Code Section 162(m).

(iii) “Performance Period” means one or more periods of time (of not less than one fiscal year of the Company), as the Committee may designate, over which the attainment of one or more Performance Measure(s) will be measured for the purpose of determining a Participant’s rights in respect of an Award.

(e) Deferral Elections. At any time prior to the date that is at least six months before the close of a Performance Period (or longer period that the Committee selects) with respect to an Award of either Performance Units or Performance Compensation, the Committee may permit a Participant who is a member of a select group of management or highly compensated employees (within the meaning of the Employee Retirement Income Security Act of 1974) to irrevocably elect, on a form provided by and acceptable to the Committee, to defer the receipt of all or a percentage of the cash or Shares that would otherwise be transferred to the Participant upon the vesting of such Award. If the Participant makes this election, the cash or Shares subject to the election, and any associated interest and dividends, shall be credited to an account established pursuant to Section 9 hereof on the date such cash or Shares would otherwise have been released or issued to the Participant pursuant to Section 10(a) or Section 10(b) above, and shall be paid or issued in accordance with the requirements of Section 9.

11. Taxes

(a) General. As a condition to the issuance or distribution of Shares pursuant to the Plan, the Participant (or in the case of the Participant’s death, the person who succeeds to the Participant’s rights) shall make such arrangements as the Company may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the Award and the issuance of Shares. The Company shall not be required to issue any Shares until such obligations are satisfied. If the Committee allows the withholding or surrender of Shares to satisfy a Participant’s tax withholding obligations, the Committee shall not allow Shares to be withheld in an amount that exceeds the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes.

(b) Default Rule for Employees. In the absence of any other arrangement, an Employee shall be deemed to have directed the Company to withhold or collect from his or her cash compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of the exercise of an Award.

(c) Special Rules. In the case of a Participant other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under Applicable Law, the Participant shall be deemed to have elected to have the Company withhold from the Shares or cash to be issued pursuant to an Award that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) or cash equal to the amount required to be withheld. For purposes of this Section 11, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Law (the “Tax Date”).

(d) Surrender of Shares. If permitted by the Committee, in its discretion, a Participant may satisfy the minimum applicable tax withholding and employment tax obligations associated with an Award by surrendering Shares to the Company (including Shares that would otherwise be issued pursuant to the Award) that have a Fair Market Value determined as of the applicable Tax Date equal to the amount required to be withheld. In the case of Shares previously acquired from the Company that are surrendered under this Section 11, such Shares must have been owned by the Participant for more than six months on the date of surrender (or such longer period of time the Company may in its discretion require).

(e) Income Taxes and Deferred Compensation. Participants are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with Awards (including any taxes arising under Section 409A of the Code), and the Company shall not have any obligation to indemnify or otherwise hold any Participant harmless from any or all of such taxes. The Committee shall have the discretion to organize any deferral program, to require deferral election forms, and to grant or to unilaterally modify any Award in a manner that (i) conforms with the requirements of Section 409A of the Code, (ii) that voids any Participant election to the extent it would violate Section 409A of the Code, and (iii) for any distribution election that would violate Section 409A of the Code, to make distributions pursuant to the Award at the earliest to occur of a distribution event that is allowable under Section 409A of the Code or any distribution event that is both allowable under Section 409A of the Code and is elected by the Participant, subject to any valid second election to defer, provided that the Committee permits second elections to defer in accordance with Section 409A(a)(4)(C). The Committee shall have the sole discretion to interpret the requirements of the Code, including Section 409A, for purposes of the Plan and all Awards. Without limiting the generality of the foregoing, any Deferred Share Units, any amount that a Participant has elected to defer pursuant to Section 9(g) or 10(e), any Restricted Share Unit the terms of which provide that Shares may be delivered later than March 15 after the year in which the Participant’s right to the Shares is no longer subject to a substantial risk of forfeiture, and any other Award that the Committee determines to be subject to Section 409A of the Code (“Deferred Compensation”), shall be subject to the following. For purposes of determining when any Deferred Compensation becomes payable, a Participant’s Continuous Service shall not be considered to have terminated until he has incurred a separation from service as defined in Section 409A of the Code, and the Continuous Service of a Participant shall be treated as having terminated on the date on which he incurs a separation from service as so defined, even if his Continuous Service continues to be credited for other purposes. If a Participant is a “specified employee” as defined in Section 409A on the date on which he incurs a separation from service, then no payment of Deferred Compensation shall be made to such Participant until the first day of the seventh month following the month in which his separation from service occurs (or if earlier the date of his death). If payment of such Deferred Compensation is to be made to such Participant in installments, such delay shall apply only to any installment that would otherwise have been made prior to such date, and the timing of future installments shall not be affected.

12. Non-Transferability of Awards

(a) General. Except as set forth in this Section 12, or as otherwise approved by the Committee, Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution, or in the case of an option other than an ISO, pursuant to a domestic relations order as defined under Rule 16a-12 under the Exchange Act. The designation of a beneficiary by a Participant will not constitute a transfer. An Award may be exercised, during the lifetime of the holder of an Award, only by such holder, the duly-authorized legal representative of a Participant who is Disabled, a transferee permitted by this Section 12, or except as would cause an ISO to lose such status, by a bankruptcy trustee.

(b) Limited Transferability Rights. Notwithstanding anything else in this Section 12, the Committee may in its discretion provide in an Award Agreement that an Award relating to non-ISOs, SARs settled only in Shares,

Restricted Shares, or Performance Shares may be transferred, on such terms and conditions as the Committee deems appropriate, either (i) by instrument to the Participant’s “Immediate Family” (as defined below), (ii) by instrument to an inter vivos or testamentary trust (or other entity) in which the Award is to be passed to the Participant’s designated beneficiaries, or (iii) by gift to charitable institutions. Restricted Shares shall be non-transferable until such share becomes non-forfeitable. Any transferee of the Participant’s rights shall succeed and be subject to all of the terms of the applicable Award Agreement and the Plan. “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

13. Adjustments Upon Changes in Capitalization, Merger or Certain Other Transactions

(a) Changes in Capitalization. The Committee shall equitably adjust the number of Shares covered by each outstanding Award, and the number of Shares that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation, forfeiture or expiration of an Award, as well as the price per Share covered by each such outstanding Award, to reflect any increase or decrease in the number of issued Shares resulting from a stock-split, reverse stock-split, stock dividend, combination, recapitalization or reclassification of the Shares, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Options and SARs under the Plan such alternative consideration (including securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Options and SARs so replaced and, in the case of an Option or SAR the exercise price of which is greater than the Fair Market Value of a Share, as established by the terms of the transaction, may cancel such Option or SAR without payment of consideration. In any case, such substitution of securities shall not require the consent of any person who is granted Options or SARs pursuant to the Plan. Except as expressly provided herein, or in an Award Agreement, if the Company issues for consideration shares of stock of any class or securities convertible into shares of stock of any class, the issuance shall not affect, and no adjustment by reason thereof shall be required to be made with respect to the number or price of Shares subject to any Award.

(b) Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company other than as part of a Change of Control, each Award will terminate immediately prior to the consummation of such action, subject to the ability of the Committee to exercise any discretion authorized in the case of a Change in Control.

(c) Change in Control. In the event of a Change in Control, the Committee may in its sole and absolute discretion and authority, without obtaining the approval or consent of the Company’s stockholders or any Participant with respect to his or her outstanding Awards, take one or more of the following actions:

(i) arrange for or otherwise provide that each outstanding Award shall be assumed or a substantially similar award shall be substituted by a successor corporation or a parent or subsidiary of such successor corporation (the “Successor Corporation”);

(ii) accelerate the vesting of Awards so that Awards shall vest (and, to the extent applicable, become exercisable) as to the Shares that otherwise would have been unvested and provide that repurchase rights of the Company with respect to Shares issued upon exercise of an Award shall lapse as to the Shares subject to such repurchase right;

(iii) arrange or otherwise provide for the payment of cash or other consideration to Participants in exchange for the satisfaction and cancellation of outstanding Awards, and, in the case of an Option or SAR the exercise price of which is greater than the Fair Market Value of a Share, as established by the terms of the transaction, cancel such Option or SAR without payment of consideration;

(iv) terminate Awards upon the consummation of the Change in Control transaction, provided that the Committee may, in its sole and absolute discretion, provide for vesting of all or some outstanding Awards in full as of a date immediately prior to consummation of the Change of Control. To the extent that an Award is not exercised prior to consummation of a transaction in which the Award is not being assumed or substituted, such Award shall terminate upon such consummation; or

(v) make such other modifications, adjustments or amendments to outstanding Awards or this Plan as the Committee deems necessary or appropriate, subject however to the terms of Section 15(a) below.

Notwithstanding the above, in the event a Participant holding an Award assumed or substituted by the Successor Corporation in a Change in Control is Involuntarily Terminated by the Successor Corporation in connection with, or within 12 months following consummation of, the Change in Control, then any assumed or substituted Award held by the terminated Participant at the time of termination shall accelerate and become fully vested (and exercisable in full in the case of Options and SARs), and any repurchase right applicable to any Shares shall lapse in full, unless an Award Agreement provides for a more restrictive acceleration or vesting schedule or more restrictive limitations on the lapse of repurchase rights or otherwise places additional restrictions, limitations and conditions on an Award. The acceleration of vesting and lapse of repurchase rights provided for in the previous sentence shall occur immediately prior to the effective date of the Participant’s termination, unless an Award Agreement provides otherwise.

(d) Certain Distributions. In the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Committee may, in its discretion, appropriately adjust the price per Share covered by each outstanding Award to reflect the effect of such distribution.

14. Time of Granting Awards.

The date of grant (“Grant Date”) of an Award shall be the date on which the Committee makes the determination granting such Award or such other date as is determined by the Committee and set forth in the Award Agreement, provided that in the case of an ISO, the Grant Date shall be the later of the date on which the Committee makes the determination granting such ISO or the date of commencement of the Participant’s employment relationship with the Company.

15. Modification of Awards and Substitution of Options.

(a) Modification, Extension, and Renewal of Awards. Within the limitations of the Plan, the Committee may modify an Award to accelerate the rate at which an Option or SAR may be exercised (including without limitation permitting an Option or SAR to be exercised in full without regard to the installment or vesting provisions of the applicable Award Agreement or whether the Option or SAR is at the time exercisable, to the extent it has not previously been exercised), to accelerate the vesting of any Award, to extend or renew outstanding Awards or to accept the cancellation of outstanding Awards to the extent not previously exercised. However, the Committee may not (i) cancel an outstanding Option that is “underwater” for the purpose of reissuing the Option to the participant at a lower exercise price or granting a replacement award of a different type, or (ii) extend the term of an Option or SAR, provided that the Committee may extend the period during which an Option or SAR may be exercised following a termination of Continuous Service, but not beyond the end of the original term of the Option or SAR. Notwithstanding the foregoing provision, no modification of an outstanding Award shall materially and adversely affect such Participant’s rights thereunder, unless either the Participant provides written consent or there is an express Plan provision permitting the Committee to act unilaterally to make the modification or the Committee reasonably concludes that the modification is not materially adverse to the Participant.

(b) Substitution of Options. Notwithstanding any inconsistent provisions or limits under the Plan, in the event the Company or an Affiliate acquires (whether by purchase, merger or otherwise) all or substantially all of outstanding capital stock or assets of another corporation or in the event of any reorganization or other transaction qualifying under Section 424 of the Code, the Committee may, in accordance with the provisions of that Section, substitute Options for options under the plan of the acquired company provided (i) the excess of the aggregate fair market value of the shares subject to an option immediately after the substitution over the aggregate option price of such shares is not more than the similar excess immediately before such substitution and (ii) the new option does not give persons additional benefits, including any extension of the exercise period.

16. Term of Plan.

The Plan shall continue in effect for a term of ten (10) years from its effective date as determined under Section 20 below, unless the Plan is sooner terminated under Section 17 below. Notwithstanding the foregoing, the authority of the Committee to grant Performance Compensation Awards that are intended to constitute qualified performance-based compensation for purposes of Section 162(m) of the Code shall expire unless the Performance Measures listed in Section 10(d)(ii) are reapproved by a vote of the stockholders not later than the first meeting of stockholders that occurs in the fifth year after the year that includes the effective date, but the failure of the stockholders to reapprove the Performance Measures shall not affect the authority of the Committee to grant Awards, including Performance Units, that are not intended to comply with Section 162(m) of the Code.

17. Amendment and Termination of the Plan.

(a) Authority to Amend or Terminate. Subject to Applicable Laws, the Board may from time to time amend, alter, suspend, discontinue or terminate the Plan; provided that the Board may not amend the Plan to increase the total number of Shares reserved for issuance of Awards, or make any other modification to the Plan that constitutes a material amendment as defined in NASDAQ Listing Rule 5635(c), without stockholder approval.

(b) Effect of Amendment or Termination. No amendment, suspension, or termination of the Plan shall materially and adversely affect Awards already granted unless either it relates to an adjustment pursuant to Section 13 above, or it is otherwise mutually agreed between the Participant and the Committee, which agreement must be in writing and signed by the Participant and the Company. Notwithstanding the foregoing, the Committee may amend the Plan to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws or regulations, or in the interpretation thereof.

18. Conditions Upon Issuance of Shares.

Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with Applicable Law, with such compliance determined by the Company in consultation with its legal counsel.

19. Reservation of Shares.

The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

20. Effective Date.

This Plan shall become effective on the date of its approval by the Board; provided that this Plan shall be submitted to the Company’s stockholders for approval, and if not approved by the stockholders in accordance with Applicable Laws (as determined by the Committee in its sole discretion) within one (1) year from the date of approval by the Board, this Plan and any Awards shall be null, void and of no force and effect. Awards granted under this Plan before approval of this Plan by the stockholders shall be granted subject to such approval, and no Shares shall be distributed before such approval.

21. Controlling Law.

All disputes relating to or arising from the Plan shall be governed by the internal substantive laws (and not the laws of conflicts of laws) of the State of Illinois, to the extent not preempted by United States federal law. If any provision of this Plan is held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions shall continue to be fully effective.

22. Laws And Regulations.

(a) U.S. Securities Laws. This Plan, the grant of Awards, and the exercise of Options and SARs under this Plan, and the obligation of the Company to sell or deliver any of its securities (including, without limitation, Options, Restricted Shares, Restricted Share Units, Deferred Share Units, and Shares) under this Plan shall be subject to all Applicable Law. In the event that the Shares are not registered under the Securities Act of 1933, as amended (the “Act”), or any applicable state securities laws prior to the delivery of such Shares, the Company may require, as a condition to the issuance thereof, that the persons to whom Shares are to be issued represent and warrant in writing to the Company that such Shares are being acquired by him or her for investment for his or her own account and not with a view to, for resale in connection with, or with an intent of participating directly or indirectly in, any distribution of such Shares within the meaning of the Act, and a legend to that effect may be placed on the certificates representing the Shares.

(b) Other Jurisdictions. To facilitate the making of any grant of an Award under this Plan, the Committee may provide for such special terms for Awards to Participants who are foreign nationals or who are employed by the Company or any Affiliate outside of the United States of America as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. The Company may adopt rules and procedures relating to the operation and administration of this Plan to accommodate the specific requirements of local laws and procedures of particular countries. Without limiting the foregoing, the Company is specifically authorized to adopt rules and procedures regarding the conversion of local currency, taxes, withholding procedures and handling of stock certificates which vary with the customs and requirements of particular countries. The Company may adopt sub-plans and establish escrow accounts and trusts as may be appropriate or applicable to particular locations and countries.

23. No Stockholder Rights. Neither a Participant nor any transferee of a Participant shall have any rights as a stockholder of the Company with respect to any Shares underlying any Award until the date of issuance of a share certificate to a Participant or a transferee of a Participant for such Shares in accordance with the Company’s governing instruments and Applicable Law. Prior to the issuance of Shares pursuant to an Award, a Participant shall not have the right to vote or to receive dividends or any other rights as a stockholder with respect to the Shares underlying the Award, notwithstanding its exercise in the case of Options and SARs. No adjustment will be made for a dividend or other right that is determined based on a record date prior to the date the stock certificate is issued, except as otherwise specifically provided for in this Plan.

24. No Employment Rights. The Plan shall not confer upon any Participant any right to continue an employment, service or consulting relationship with the Company, nor shall it affect in any way a Participant’s right or the Company’s right to terminate the Participant’s employment, service, or consulting relationship at any time, with or without Cause.

25. Termination, Rescission and Recapture of Awards.

(a) Each Award under the Plan is intended to align the Participant’s long-term interest with those of the Company. If the Participant engages in certain activities discussed below, either during employment or after employment with the Company terminates for any reason, the Participant is acting contrary to the long-term interests of the Company. Accordingly, but only to the extent as otherwise expressly provided in the Award Agreement, the Company may terminate any outstanding, unexercised, unexpired, unpaid, or deferred Awards

(“Termination”), rescind any exercise, payment or delivery pursuant to the Award (“Rescission”), or recapture any Common Stock (whether restricted or unrestricted) or proceeds from the Participant’s sale of Shares issued pursuant to the Award (“Recapture”), if the Participant does not comply with the conditions of subsections (b) and (c) hereof (collectively, the “Conditions”).

(b) A Participant shall not, without the Company’s prior written authorization, disclose to anyone outside the Company, or use in other than the Company’s business, any proprietary or confidential information or material, as those or other similar terms are used in any applicable patent, confidentiality, inventions, secrecy, or other agreement between the Participant and the Company with regard to any such proprietary or confidential information or material.

(c) Pursuant to any agreement between the Participant and the Company with regard to intellectual property (including but not limited to patents, trademarks, copyrights, trade secrets, inventions, developments, improvements, proprietary information, confidential business and personnel information), a Participant shall promptly disclose and assign to the Company or its designee all right, title, and interest in such intellectual property, and shall take all reasonable steps necessary to enable the Company to secure all right, title and interest in such intellectual property in the United States and in any foreign country.

(d) Upon exercise, payment, or delivery of cash or Common Stock pursuant to an Award, the Participant shall certify on a form acceptable to the Company that he or she is in compliance with the terms and conditions of the Plan and, if a severance of Continuous Service has occurred for any reason, shall state the name and address of the Participant’s then-current employer or any entity for which the Participant performs business services and the Participant’s title, and shall identify any organization or business in which the Participant owns a greater-than-five-percent equity interest.

(e) If the Company determines, in its sole and absolute discretion, that (i) a Participant has violated any of the Conditions or (ii) during his or her Continuous Service, or within [two] years after his or her termination for any reason, a Participant (a) has rendered services to, or otherwise directly or indirectly engaged in or assisted, any organization or business that, in the judgment of the Company, in its sole and absolute discretion, is or is working to become competitive with the Company; (b) has solicited any non-administrative employee of the Company to terminate employment with the Company; or (c) has engaged in activities which are materially prejudicial to or in conflict with the interests of the Company, including any breaches of fiduciary duty or the duty of loyalty, then the Company may, in its sole and absolute discretion, impose a Termination, Rescission, and/or Recapture with respect to any or all of the Participant’s relevant Awards, Shares and the proceeds thereof.

(f) Within ten (10) days after receiving notice from the Company of any such activity, the Participant shall deliver to the Company the Shares acquired pursuant to the Award, or, if Participant has sold the Shares, the gain realized, or payment received as a result of the rescinded exercise, payment, or delivery; provided, that if the Participant returns Shares that the Participant purchased pursuant to the exercise of an Option (or the gains realized from the sale of such Common Stock), the Company shall promptly refund the exercise price, without earnings, that the Participant paid for the Shares. Any payment by the Participant to the Company pursuant to this Section 21 shall be made either in cash or by returning to the Company the number of Shares that the Participant received in connection with the rescinded exercise, payment, or delivery. It shall not be a basis for Termination, Rescission or Recapture if after termination of a Participant’s Continuous Service, the Participant purchases, as an investment or otherwise, stock or other securities of such an organization or business, so long as (i) such stock or other securities are listed upon a recognized securities exchange or traded over-the-counter, and (ii) such investment does not represent more than a five percent (5%) equity interest in the organization or business.

(g) Notwithstanding the foregoing provisions of this Section, the Company has sole and absolute discretion not to require Termination, Rescission and/or Recapture, and its determination not to require Termination, Rescission and/or Recapture with respect to any particular act by a particular Participant or Award shall not in any way reduce or eliminate the Company’s authority to require Termination, Rescission and/or Recapture with respect to any other act or Participant or Award. Nothing in this Section shall be construed to impose obligations on the Participant to refrain from engaging in lawful competition with the Company after the termination of employment that does not violate subsections (b) or (c) of this Section, other than any obligations that are part of any separate agreement between the Company and the Participant or that arise under applicable law.

(h) All administrative and discretionary authority given to the Company under this Section shall be exercised by the most senior human resources executive of the Company or such other person or committee (including without limitation the Committee) as the Committee may designate from time to time.

(i) Notwithstanding any provision of this Section, if any provision of this Section is determined to be unenforceable or invalid under any applicable law, such provision will be applied to the maximum extent permitted by applicable law, and shall automatically be deemed amended in a manner consistent with its objectives to the extent necessary to conform to any limitations required under applicable law. Furthermore, if any provision of this Section is illegal under any applicable law, such provision shall be null and void to the extent necessary to comply with applicable law.

(j) To the extent that any policy adopted by the Company in order to comply with regulations issued pursuant to Section 10D of the Exchange Act, as required by Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, requires any Participant to forfeit any Award, or repay any amount paid with respect to any Award, such policy shall be deemed incorporated into all outstanding Awards to the extent required by such regulations, and all Participants subject to such regulations, by accepting any Award, shall be deemed to have consented to the inclusion of provisions in their Award Agreement as determined by the Committee to be necessary or appropriate to comply with such regulations.

NANOSPHERE, INC.

2014 LONG-TERM INCENTIVE PLAN

Appendix A: Definitions

As used in the Plan, the following definitions shall apply:

“Affiliate” means, with respect to any Person (as defined below), any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, “control,” when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person or the power to elect directors, whether through the ownership of voting securities, by contract or otherwise; and the terms “affiliated,” “controlling” and “controlled” have meanings correlative to the foregoing.

“Applicable Law” means the legal requirements relating to the administration of options and share-based plans under applicable U.S. federal and state laws, the Code, any applicable stock exchange or automated quotation system rules or regulations, and the applicable laws of any other country or jurisdiction where Awards are granted, as such laws, rules, regulations and requirements shall be in place from time to time.

“Award” means any award made pursuant to the Plan, including awards made in the form of an Option, a SAR, a Restricted Share, a Restricted Share Unit, an Unrestricted Share, a Deferred Share Unit, and a Performance Award, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

“Award Agreement” means any written document setting forth the terms of an Award that has been authorized by the Committee. The Committee shall determine the form or forms of documents to be used, and may change them from time to time for any reason.

“Board” means the Board of Directors of the Company.

“Cause” for termination of a Participant’s Continuous Service will have the meaning set forth in any unexpired employment agreement between the Company and the Participant. In the absence of such an agreement, “Cause” will exist if the Participant is terminated from employment or other service with the Company or an Affiliate for any of the following reasons: (i) the Participant’s willful failure to substantially perform his or her duties and responsibilities to the Company or deliberate violation of a material Company policy; (ii) the Participant’s commission of any material act or acts of fraud, embezzlement, dishonesty, or other willful misconduct; (iii) the Participant’s material unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (iv) Participant’s willful and material breach of any of his or her obligations under any written agreement or covenant with the Company.

The Committee shall in its discretion determine whether or not a Participant is being terminated for Cause. The Committee’s determination shall, unless arbitrary and capricious, be final and binding on the Participant, the Company, and all other affected persons. The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment or consulting relationship at any time, and the term “Company” will be interpreted herein to include any Affiliate or successor thereto, if appropriate.

“Change in Control” means any of the following: (i) a consolidation or merger of the Company with or into another entity or entities (whether or not the Company is the surviving entity); (ii) a sale or transfer by the Company of all or substantially all of its assets (determined either for the Company alone or with its subsidiaries on a consolidated basis); or (iii) any sale, transfer or issuance, or series of sales, transfer and/or issuances, of shares of the Company’s capital stock by the Company, or the holders thereof, as a result of which the holders of the Company’s outstanding capital stock possessing the voting power (under ordinary circumstances) to elect a majority of the Board of Directors of the Company immediately prior to such sale, transfer or issuance (or series thereof) cease to own the Company’s outstanding capital stock possessing the voting power (under ordinary circumstances) to elect a majority of the Board of Directors of the Company.

Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

“Code” means the U.S. Internal Revenue Code of 1986, as amended.

“Committee” means one or more committees or subcommittees of the Board appointed by the Board to administer the Plan in accordance with Section 4 above. With respect to any decision involving an Award intended to satisfy the requirements of Section 162(m) of the Code, the Committee shall consist of two or more Directors of the Company who are “outside directors” within the meaning of Section 162(m) of the Code. With respect to any decision relating to a Reporting Person, the Committee shall consist of two or more Directors who are disinterested within the meaning of Rule 16b-3.

“Common Stock” means the Common Stock of the Company, par value $0.01 per share.

“Company” means Nanosphere, Inc., a Delaware corporation; provided, however, that in the event the Company reincorporates to another jurisdiction, all references to the term “Company” shall refer to the Company in such new jurisdiction.

“Consultant” means any person, including an advisor, who is engaged by the Company or any Affiliate to render services and is compensated for such services.

“Continuous Service” means the absence of any interruption or termination of service as an Employee, Director, or Consultant. Continuous Service shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; (iv) changes in status from Director to advisory director or emeritus status; or (iv) in the case of transfers between locations of the Company or between the Company, its Affiliates or their respective successors. Changes in status between service as an Employee, Director, and a Consultant will not constitute an interruption of Continuous Service.

“Deferred Share Units” mean Awards pursuant to Section 9 of the Plan.

“Director” means a member of the Board, or a member of the Board of Directors of an Affiliate.

“Disabled” means a condition under which a Participant:

(a) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or

(b) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, received income replacement benefits for a period of not less than 3 months under an accident or health plan covering employees of the Company.

“Eligible Person” means any Consultant, Director or Employee and includes non-Employees to whom an offer of employment has been extended.

“Employee” means any person whom the Company or any Affiliate classifies as an employee (including an officer) for employment tax purposes, whether or not that classification is correct. The payment by the Company of a director’s fee to a Director shall not be sufficient to constitute “employment” of such Director by the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date (the “Determination Date”) means: (i) the closing price of a Share on the New York Stock Exchange or the American Stock Exchange (collectively, the “Exchange”), on the Determination Date, or, if shares were not traded on the Determination Date, then on the nearest preceding trading day during which a sale occurred; or (ii) if such stock is not traded on the Exchange but is quoted on NASDAQ or a successor quotation system, (A) the last sales price (if the stock is then listed as a Global Market Issue under The Nasdaq National Market System) or (B) the mean between the closing representative bid and asked prices (in all other cases) for the stock on the Determination Date as reported by NASDAQ or such successor quotation system; or (iii) if such stock is not traded on the Exchange or quoted on NASDAQ but is otherwise traded in the over-the-counter, the mean between the representative bid and asked prices on the Determination Date; or (iv) if subsections (i)-(iii) do not apply, the fair market value established in good faith by the Board.

“Grant Date” has the meaning set forth in Section 14 of the Plan.

“Incentive Share Option or ISO” hereinafter means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Award Agreement.

“Involuntary Termination” means termination of a Participant’s Continuous Service under the following circumstances occurring on or after a Change in Control: (i) termination without Cause by the Company or an

Affiliate or successor thereto, as appropriate; or (ii) voluntary termination by the Participant within 60 days following (A) a material reduction in the Participant’s job responsibilities, provided that neither a mere change in title alone nor reassignment to a substantially similar position shall constitute a material reduction in job responsibilities; (B) an involuntary relocation of the Participant’s work site to a facility or location more than 50 miles from the Participant’s principal work site at the time of the Change in Control; or (C) a material reduction in Participant’s total compensation other than as part of an reduction by the same percentage amount in the compensation of all other similarly-situated Employees, Directors or Consultants.

“Non-ISO” means an Option not intended to qualify as an ISO, as designated in the applicable Award Agreement.

“Option” means any stock option granted pursuant to Section 6 of the Plan.

“Participant” means any holder of one or more Awards, or the Shares issuable or issued upon exercise of such Awards, under the Plan.

“Performance Awards” mean Performance Units and Performance Compensation Awards granted pursuant to Section 10.

“Performance Compensation Awards” mean Awards granted pursuant to Section 10(b) of the Plan.

“Performance Unit” means Awards granted pursuant to Section 10(a) of the Plan which may be paid in cash, in Shares, or such combination of cash and Shares as the Committee in its sole discretion shall determine.

“Person” means any natural person, association, trust, business trust, cooperative, corporation, general partnership, joint venture, joint-stock company, limited partnership, limited liability company, real estate investment trust, regulatory body, governmental agency or instrumentality, unincorporated organization or organizational entity.

“Plan” means this Nanosphere, Inc. 2014 Long-Term Incentive Plan.

“Reporting Person” means an officer, Director, or greater than ten percent (10%) stockholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

“Restricted Shares” mean Shares subject to restrictions imposed pursuant to Section 8 of the Plan.

“Restricted Share Units” mean Awards pursuant to Section 8 of the Plan.

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.

“SAR” or “Share Appreciation Right” means Awards granted pursuant to Section 7 of the Plan.

“Share” means a share of Common Stock, as adjusted in accordance with Section 13 of the Plan.

“Ten Percent Holder” means a person who owns stock representing more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any Affiliate.

“Unrestricted Shares” mean Shares awarded pursuant to Section 8 of the Plan.

NANOSPHERE, INC. 4088 COMMERCIAL AVENUE NORTHBROOK, IL 60062

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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NANOSPHERE, INC.		For	Withhold	For	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:		All	All	All Except

1.	Election of Directors	☐	☐	☐

Nominees:
01) Michael K. McGarrity
02) Gene Cartwright, Ph.D.
03) Erik Holmlin, Ph.D.
04) Lorin J. Randall
05) Michael J. Ward
06) Kristopher A. Wood

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.		For	Against	Abstain

2. To consider and vote, on an advisory basis, for the adoption of a resolution approving the compensation of our named executive officers, as such compensation is described under the “Compensation Discussion and Analysis” and “Executive Compensation” sections of the accompanying proxy statement.

		☐	☐	☐

3. To ratify the audit committee’s selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015.		☐	☐	☐

4. To consider and vote upon the adoption of an amendment to the Company’s 2014 Long-Term Incentive Plan to increase the number of shares of common stock authorized for issuance thereunder from 250,000 to 1,250,000.

		☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here		☐
(see reverse for instructions)

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

NANOSPHERE, INC. ANNUAL MEETING PROXY CARD THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF NANOSPHERE, INC. FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 30, 2015
The undersigned hereby appoints Michael K. McGarrity, Kenneth Bahk, and Farzana Moinuddin and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote as provided on the other side, all the shares of Nanosphere, Inc. (“Nanosphere”) common stock that the undersigned is entitled to vote at Nanosphere’s Annual Meeting of Stockholders on Wednesday, September 30, 2015, at 1:00 p.m. (Central Daylight Time) at The Hyatt Regency O’Hare, 9300 Bryn Mawr Avenue, Rosemont, IL 60018 and at any adjournment or postponement thereof.

Address Change/Comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side